UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

VERANO HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Persons Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERANO HOLDINGS CORP.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 3, 2022

July 5, 2022

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VERANO HOLDINGS CORP.

Notice of Annual General Meeting of Shareholders (the “Notice of Meeting”)

The 2022 annual general meeting of shareholders (the “Meeting”) of Verano Holdings Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on August 3, 2022, at 9:30 a.m. (Central Time), via live webcast at https://web.lumiagm.com/#/239900896. The password “verano2022” (case sensitive) is required to enter the Meeting.

The Meeting will be held for the following purposes:

●	to receive the financial statements of the Company for the year ended December 31, 2021 together with the report of the Company’s auditor thereon;

●	to set the number of directors at four, subject to such increases as may be permitted by the Articles of the Company;

●	to elect four directors for the forthcoming year from the nominees proposed by the board of directors (the “Board”) of the Company;

●	to re-appoint Baker Tilly US, LLP (“Baker Tilly”), as auditor for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and

●	to transact such other business as may properly come before the Meeting or any adjournments thereof.

This Notice of Meeting is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). The proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2021, together with the notes thereto, the independent auditor’s report thereon and the related management’s discussion and analysis are available on the Company’s website at https://investors.verano.com Canada’s System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and the Securities and Exchange Commission’s website at www.sec.gov.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof is June 29, 2022 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournments thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournments thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournments thereof.

To be effective, the enclosed Proxy Instrument must be returned to our proxy tabulator, Odyssey Trust Company (“Odyssey”) by mail using the enclosed return envelope to Suite 1230, 300 5th Ave SW Calgary, Alberta T2P 3C4. Alternatively, you may vote by Internet at https://login.odysseytrust.com/pxlogin. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 9:30 a.m. (Central Time) on July 29, 2022 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournments to the Meeting.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of July 5, 2022
By Order of the Board of Directors

/s/ George Archos
George Archos
Chief Executive Officer and Chairman

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2022

The Notice of Annual General Meeting and Proxy Statement are available on our website at

https://investors.verano.com

The 2021 Annual Report for the year ended December 31, 2021, is available on our website at

https://investors.verano.com

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING

HTTPS://LOGIN.ODYSSEYTRUST.COM/PXLOGIN

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

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MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FOR THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 3, 2022

This management information circular and proxy statement contains information about the 2022 annual general meeting of shareholders (the “Meeting”) of Verano Holdings Corp., to be held via live webcast on August 3, 2022 beginning at 9:30 a.m. (Central time), at https://web.lumiagm.com/#/239900896. The board of directors (the “Board”) is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” or “Verano” or similar terms refers to Verano Holdings Corp., a British Columbia corporation, together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of the Board with respect to each of the matters to be voted on set forth in the accompanying Notice of Meeting. You may revoke your proxy: (i) up to 9:30 a.m. (Central time) July 29, 2022, which is the day that is two business days preceding the date of the Meeting, by giving our Corporate Secretary written notice to that effect; or (ii) at the Meeting by providing written notice to our Chairman to that effect.

We mailed this proxy statement and our annual report (the “Annual Report”) for the fiscal year ended December 31, 2021, to our shareholders on or about July 5, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on August 3, 2022:

This proxy statement and our Annual Report are available for viewing, printing and downloading at the Company’s website at https://investors.verano.com on the Company’s SEDAR page at www.sedar.com and under the Company’s profile on the U.S. Securities and Exchange’s (the “SEC”) website at www.sec.gov.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

The Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on August 3, 2022. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, this proxy statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to non-registered shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders” or “beneficial owners”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries. Non-registered Shareholders (beneficial owners) who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting.

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Generally, Non-registered Shareholders will either be provided:

●	a form of proxy executed by the Intermediary but otherwise uncompleted; or

●	a request for voting instructions.

If you receive an uncompleted proxy from your Intermediary, you should complete the proxy and return it directly to our proxy tabulator, Odyssey Trust Company (“Odyssey”) as set forth with the proxy. If you receive a request for voting instructions, you should provide the instructions to the Intermediary as set forth in the request and the Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder, these materials have been sent to your Intermediary in accordance with applicable securities regulatory requirements. Your Intermediary is responsible for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website.

Please return your completed proxy or your voting instructions, as applicable, as specified by your Intermediary. If you have any questions with respect to the voting of Shares held through your Intermediary, please contact your Intermediary for assistance.

What is included in the proxy materials?

The proxy materials include:

●	the Notice of Meeting;

●	this proxy statement for the Meeting;

●	a Proxy Instrument or voting instruction card;

●	a financial information request form (for beneficial owners); and

●	the Annual Report.

What information is contained in this proxy statement?

The information in this proxy statement relates to the matters to be presented at the Meeting, the voting process, our Board and its committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at investors@verano.com or by calling us at 312-265-0730.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Odyssey at Suite 1230, 300 5th Ave SW Calgary, Alberta T2P 3C4.

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Verano Holdings Corp.

Attn: Corporate Secretary

415 North Dearborn Street, 4th Floor

Chicago, Illinois 60654

investors@verano.com

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Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will not reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners.

What items of business will be voted on at the Meeting?

The following matters will be voted on at the Meeting:

●	the setting of the number of directors at four, subject to such increases as may be permitted by the Articles of the Company;

●	the re-election of directors for the forthcoming year;

●	the re-appointment of Baker Tilly US, LLP (“Baker Tilly”) as auditor for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and

●	the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

What are my voting choices?

You may vote “FOR” or “AGAINST” for the setting of the number of directors at four; “FOR” or “WITHHOLD” for the re-election of a director and “FOR” or “WITHHOLD” for the re-appointment of Baker Tilly as auditor for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the setting of the number of directors at four, “FOR” each director for re-election to the Board and “FOR” the re-appointment of Baker Tilly as auditor for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement.

What is needed for a quorum to conduct the Meeting?

A quorum is required in order to conduct business at the Meeting. A quorum will be present if two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting are present in person or by proxy at the Meeting.

If you indicate “WITHHOLD” with respect to the election of a director or reappointment of Baker Tilley, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to any of the proposals brought before the Meeting.

What vote is required to approve each item?

Holders of Class A subordinate voting shares (the “Subordinate Voting Shares”) are entitled to one (1) vote for each Subordinate Voting Share held on each matter to be voted on at the Meeting including the election of directors and holders of Class B proportionate voting shares (the “Proportionate Voting Shares”) are entitled to one-hundred (100) votes for each Proportionate Voting Share held on each matter to be voted on at the Meeting including the election of directors of the Company. All votes will be tabulated by the scrutineer appointed for the Meeting.

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Assuming the presence of a quorum, the following paragraphs describe the vote required by the shareholders of record to approve each of the proposals to be voted on set forth in this Proxy Statement.

	Proposal	Required Vote
1.	Set the number of directors at four, subject to such increases as may be permitted by the Articles of the Company	The affirmative vote of a majority of the votes cast by shareholders voting shares that carry the right to vote at the Meeting is required to set the number of directors of the Company at four.

2.	Re-election of directors	The nominees for director who receive the most votes cast by the holders of the Subordinate Voting Shares and Proportionate Voting Shares voting together as a single class entitled to vote at the Meeting and present in person or by proxy (also known as “plurality” of the votes cast) will be elected.

3.	Re-appointment and remuneration of auditor	The affirmative vote of a majority of the votes cast by shareholders voting shares that carry the right to vote at the Meeting is required to appoint Baker Tilly as our auditor and to authorize the Board to fix the remuneration thereof..

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their good faith judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and on SEDAR promptly following the Meeting. The Form 8-K will also be available on our website at www.verano.com.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the date of record, including: (1) shares held directly in your name as the shareholder of record; and (2) shares held for you as the beneficial owner through an Intermediary. On the Record Date, there were (i) 699 shareholders of record holding 313,746,238.4038 Subordinate Voting Shares; and (ii) 81 shareholders of record holding 170,724.2600 Proportionate Voting Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT THEM AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Odyssey by mail using the enclosed return envelope to Suite 1230, 300 5th Ave SW Calgary, Alberta T2P 3C4. Alternatively, you may vote by Internet at https://login.odysseytrust.com/pxlogin/.

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What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through an Intermediary, such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through an Intermediary such as a bank, broker, plan trustee or other nominee, it is likely that they are registered in the name of the Intermediary and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the Intermediary, as the registered holder, to vote your shares as you instruct, and you also are invited to attend the Meeting. Your Intermediary has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares electronically at the Meeting, or any adjournments or postponements thereof, unless you obtain a legal proxy from the Intermediary giving you the right to do so. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from beneficial owners located in the United States that wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail to verano@odysseytrust.com and received by 9:30 a.m. (Central Time) on July 29, 2022.

How can I vote at the Meeting?

You may vote electronically at the Meeting those shares that you hold in your name as the shareholder of record. You may vote electronically at the Meeting shares for which you are the beneficial owner only if prior to the Meeting you have obtained from the Intermediary that is the registered holder a legal proxy giving you the right to vote the shares and submitted such legal proxy to Odyssey by e-mail to verano@odysseytrust.com by 9:30 a.m. (Central Time) on July 29, 2022.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions in advance, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournments or postponements thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions as specified in the request for voting instructions. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the Proxy Instrument.

Voting by Internet

All shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

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Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our proxy tabulator, Odyssey, at the following address:

Odyssey Trust Company

Suite 1230, 300 5th Ave SW

Calgary, Alberta

T2P 3C4

How do I attend the virtual Meeting?

This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on the Record Date or if you hold a valid proxy to vote at the Meeting. You will also be able to vote your shares electronically at the Meeting.

You will be able to attend the Meeting online by visiting https://web.lumiagm.com/#/239900896. To enter the Meeting the password “verano2022” (case sensitive) is required. To participate and submit questions or your vote, you will need your 12-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The Meeting will begin promptly at 9:30 a.m. (Central Time). We encourage you to access the Meeting prior to the start time. Online access will open at 9:10 a.m. (Central Time), and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the Meeting login page.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a shareholder of record as of the close of business on the Record Date, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting by visiting https://web.lumiagm.com/#/239900896 and using the password “verano2022” (case sensitive) to enter the Meeting. You will need your 12 digit control number on your proxy card in order to vote or submit questions during the Meeting.

If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may join the Meeting as a guest or by obtaining a proxy from the Intermediary as the registered holder of record. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 12-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 12-digit control number that is on your proxy card.

Why a virtual Meeting?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. In addition, given the continued uncertainties in connection with the COVID-19 pandemic, including risks related to travel and attending large gatherings, we believe that a virtual-only meeting is the most appropriate format for our shareholders and other Meeting attendees.

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You will be able to attend the Meeting online by visiting https://web.lumiagm.com/#/239900896 and entering the password “verano2022” (case sensitive). You will also be able to vote your shares and submit questions or comments electronically at the Meeting using your 12 digit control number on your proxy card.

We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the Meeting, please call the technical support number that will be posted on the virtual Meeting login page https://web.lumiagm.com/#/239900896.

How do I submit questions for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at https://web.lumiagm.com/#/239900896. You must enter the Meeting using the password “verano2022” (case sensitive) and you must also have your 12 digit control number if you wish to submit questions or comments. Instructions will be available on the virtual Meeting site and technical assistance will be available.

How will my shares be voted?

Unless otherwise indicated by the shareholder, shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS AT FOUR, FOR THE RE-ELECTION OF THE DIRECTORS AND FOR THE RE-APPOINTMENT OF BAKER TILLY AS THE AUDITOR OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD TO FIX THE AUDITOR’S REMUNERATION AND TERMS OF ENGAGEMENT.

If indicated by the shareholder, the shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder with respect to any matter to be acted upon.

The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their good faith judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you timely instruct on the voting instruction card provided by your broker. If you sign and timely return your card without giving specific instructions, your shares will be voted “FOR” each of the proposals to be brought before the Meeting and in accordance with the recommendations of our Board for any other matters that may come before the Meeting.

Specific to U.S. brokerage accounts, if you do not provide voting instructions or do not return your voting instruction card on a timely basis, your broker may have the authority to vote your brokerage shares only on the proposal to appoint our auditor. Your broker may be prohibited from voting your shares without your instructions on the number of directors, the re-election of directors and on any other proposal that may come before the Meeting. These “broker non-votes” may be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

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Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you timely instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournments or postponements thereof and properly submit votes electronically during the Meeting in accordance with the requirements described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote by proxy?

If you hold shares as the shareholder of record and if you are voting by proxy prior to the Meeting, then your vote by proxy must be received electronically or by physical mail no later than 9:30 a.m. (Central Time) on July 29, 2022, or 48 hours prior to any adjournments of the Meeting.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary with respect to the deadline for your vote to be counted.

May I change or revoke my vote?

A shareholder who has submitted a proxy for the Meeting may revoke it:

●	at any time up to 9:30 a.m. (Central Time) on July 29, 2022, which is the day that is two business day preceding the day of the Meeting or any adjournments thereof, by an instrument in writing executed by the shareholder or by his, her or its attorney authorized in writing and either (i) delivered to the attention of the Corporate Secretary of the Company or (ii) by mail using the enclosed return envelope to Odyssey Trust Company at Suite 1230, 300 5th Ave SW Calgary, Alberta T2P 3C4;

●	by delivering written notice of such revocation to the Chairman of the Meeting prior to the commencement of the Meeting or any adjournments thereof; or

●	in any other manner permitted by law.

For shares you hold as a beneficial owner, you may change your vote by timely following your Intermediary’s instructions for submitting new voting instructions (which revokes your earlier instructions), or, if you have obtained a legal proxy from the Intermediary giving you the right to vote your shares, by attending the Meeting and voting via the live webcast by using your 12 digit control number.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. In accordance with the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the Company’s proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central Time) on March 15, 2023 and must be submitted to our Corporate Secretary at Verano Holdings Corp., 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being received by the Company. Proposals submitted in accordance with the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting (May 3, 2023). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

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Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy statement.

Obtaining Additional Information

How may I obtain financial and other information about Verano Holdings Corp.?

Our consolidated financial statements are filed on SEDAR and are available in our Registration Statement on Form 10 initially filed with the SEC on April 26, 2022 and amended on June 17, 2022 (as amended, the “Form 10”). We mailed this proxy statement and the Annual Report to shareholders on or about July 5, 2022. The Form 10 is also available free of charge on our website at www.verano.com, on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

By writing to us, shareholders also may obtain, without charge, a copy of our Articles, Code of Business Conduct and Ethics for directors, officers and employees (the “Code of Conduct”) and Board standing committee charters. Our Articles, Code of Conduct, and Board standing committee charters are also available on our website at www.verano.com.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share ownership or transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

Suite 1230, 300 5th Ave SW

Calgary, Alberta

T2P 3C4

What if I have additional questions or how do I obtain additional copies of this proxy statement or voting materials?

If you have additional questions or need additional copies of this proxy statement or voting materials, please contact us at:

Verano Holdings Corp.

Attn: Corporate Secretary

415 North Dearborn Street, 4th Floor

Chicago, Illinois 60654

investors@verano.com

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ADVICE TO BENEFICIAL OWNERS OF OUR SHARES

The information set forth in this section is of significant importance to many shareholders, as a substantial number of our shareholders do not hold our Subordinate Voting Shares or Proportionate Voting Shares in their own name. Shareholders who do not hold their shares in their own name are “beneficial owners” and should note that only registered shareholders or their duly authorized proxies can be recognized and vote at the Meeting. If your shares are listed in an account statement provided to you by a broker, then in almost all cases those shares will not be registered in your name on the records of Verano. Your shares will more likely be registered under the names of your broker or an agent of that broker. In Canada, the vast majority of such beneficially owned shares are registered under the name of “CDS & Co.” (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). Except for voting for the appointment of our auditor, shares held by brokers, or their agents or nominees, can only be voted in accordance with instructions received from the beneficial owner. Without specific instructions, brokers and their agents and nominees are prohibited from voting our shares on all other proposals (other than the appointment of our auditor) to come before the Meeting on behalf of their clients. Therefore, beneficial owners should ensure that instructions respecting the voting of their shares are communicated to the appropriate person well in advance of the Meeting.

Applicable regulatory policy requires Intermediaries to seek voting instructions from beneficial owners in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions which should be carefully followed by beneficial owners in order to ensure that their shares are voted at the Meeting. Often, the form of proxy supplied to a beneficial owner by its broker is identical to the form of proxy provided to registered shareholders; however, its purpose is limited to instructing the Intermediary how to vote on behalf of, and as directed by, the beneficial owner.

The majority of Intermediaries delegate responsibility for obtaining voting instructions from beneficial owners to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form to the beneficial owner in lieu of the form of proxy. The beneficial owner is requested to complete and return the voting instruction form to Broadridge by mail or facsimile. Alternatively, the beneficial owner can call a toll-free telephone number or visit www.proxyvote.com to vote the shares held by the beneficial owner. Broadridge then tabulates the results of all instructions received and provides appropriate instructions to the Company with respect to the voting of beneficially owned shares to be represented at the Meeting. A beneficial owner receiving a voting instruction form from Broadridge cannot use that voting instruction form to vote shares directly at the Meeting as Broadridge’s voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the shares voted by Broadridge.

Although a beneficial owner may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of his or her Intermediary, a Beneficial owner may attend the Meeting as the proxyholder for a registered shareholder and vote the shares it beneficially owns in that capacity. Beneficial owners who wish to attend at the Meeting and vote their beneficially owned shares in the capacity as the proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and then return the instrument to their Intermediary in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

The Company intends to send proxy related materials indirectly through Intermediaries to non-objecting beneficial owners under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). The Company will not pay for the costs of delivery of proxy related materials to objecting beneficial owners.

OVERVIEW OF THE COMPANY

Verano is a vertically-integrated multi-state cannabis operator of licensed cannabis cultivation, processing, wholesale distribution and retail facilities. Our goal is the ongoing development of communal wellness by providing responsible access to regulated medical and adult-use cannabis products to discerning high-end customers. Through our subsidiaries and affiliates, we are licensed to conduct business in 14 states and actively operate businesses in 13 states, including 100 retail dispensaries and 13 cultivation and processing facilities with over 1,000,000 square feet of cultivation, with an additional facility under construction. We produce a suite of premium, artisanal cannabis products sold under our portfolio of consumer brands, including Encore™, Avexia™, MÜV™ and Verano™. We also design, build and operate branded retail environments including Zen Leaf™ and MÜV™ dispensaries that deliver a cannabis shopping experience in both medical and adult-use markets.

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Notwithstanding the permissive regulatory environment of medical, and in some cases also recreational marijuana at the state level, it remains illegal under U.S. federal law to cultivate, manufacture, distribute, sell or possess marijuana in the U.S. As a result of current federal law prohibitions, the U.S. cannabis industry is conducted on a state-by-state basis. Verano operates within states where cannabis use, medical or both medical and recreational, has been approved by state and local regulatory bodies. Strict compliance with state and local laws with respect to cannabis may neither absolve the Company of liability under US federal law, nor may it provide a defense to any federal proceeding which may be brought against the Company or any of its subsidiaries.

Verano is a reporting issuer under applicable securities legislation in all of the provinces and territories of Canada and the Subordinate Voting Shares are listed on the CSE under the symbol “VRNO.” The Subordinate Voting Shares are also quoted for trading in the United States on the OTCQX under the symbol “VRNOF.”

The head office of the Company is located at 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654. Verano’s Canadian registered office is located at 20th Floor, 250 Howe Street, Vancouver, British Columbia V6C 3R8. Our telephone number is (312) 265-0730. Our Internet address is www.verano.com. Unless and to the extent specifically referred to herein, the information on the Company’s website is not incorporated by reference in this proxy statement.

History

Verano Holdings, LLC, a subsidiary of the Company (“Verano LLC”), was the start of Verano’s business operations. Verano LLC is a Delaware limited liability company that was co-founded by George Archos, our current Chairman and Chief Executive Officer, and Sam Dorf in September 2017. Verano LLC was formed as a Chicago, Illinois based holding company to consolidate cannabis operations initially in Illinois, including cultivation and production facilities and retail dispensaries. Verano LLC implemented an expansion strategy whereby Verano LLC, either directly or through subsidiaries or affiliates, began acquiring control, management, ownership, and other rights to medical and adult-use cannabis businesses across multiple U.S. states, including cultivation, production, wholesale distribution and retail dispensaries.

RTO

On December 14, 2020, Verano LLC, Majesta Minerals, Inc., an Alberta corporation (“Majesta Minerals”), 1276268 B.C. Ltd., a British Columbia corporation, 1277233 B.C. Ltd, a British Columbia corporation, and 1278655 B.C. Ltd., a British Columbia corporation, entered into an Arrangement Agreement (as amended January 26, 2021, the “Arrangement Agreement”), pursuant to which the Company would result from a reverse takeover transaction as a British Columbia public reporting company (the “RTO”).

In accordance with the plan of arrangement forming part of the Arrangement Agreement, Majesta Minerals completed a consolidation of its common shares and reorganized its capital by altering its notice of articles and articles to: (i) attach special rights and restrictions to its common shares; (ii) change the identifying name of its common shares to “Class A subordinate voting shares”; and (iii) create a new class of Class B proportionate voting shares. Majesta Minerals also changed its name to “Verano Holdings Corp.” in connection with the RTO.

AME Merger Agreement

On November 6, 2020, Verano LLC entered into an agreement and plan of merger (as amended on December 14, 2020 and February 5, 2021, the “AME Merger Agreement”) with Alternative Medical Enterprises LLC (“AltMed”), Plants of Ruskin GPS, LLC and RVC 360, LLC (together, “Plants of Ruskin” and, collectively with AltMed, the “AME Parties”), pursuant to which the Company, as the assignee of all of Verano LLC’s rights and obligations thereunder, would acquire the AME Parties and their subsidiaries and ownership and control interests (collectively with the AME Parties, the “AME Group”) via a series of merger transactions. The merger transactions were contingent upon, and were consummated contemporaneously with, the RTO.

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The RTO and the merger transactions with Verano LLC and the AME Parties (collectively, the “Go Public Transactions”), each closed on February 11, 2021, resulting in the creation of the Company as a Canadian publicly-traded company and the parent holding company of Verano LLC, the AME Parties and their respective subsidiaries and ownership and control interests.

Description of the Company’s Voting Securities

The Company has a dual class structure consisting of the Subordinate Voting Shares and the Proportionate Voting Shares, and the Company is authorized to issue an unlimited number of each class.

On June 29, 2022 (the “Record Date”), there were (i) 699 shareholders of record holding 313,746,238.4038 Subordinate Voting Shares; and (ii) 81 shareholders of record holding 170,724.2600 Proportionate Voting Shares. As of the Record Date, the Subordinate Voting Shares represent approximately 94.8% of voting rights attached to outstanding securities of the Company and the Proportionate Voting Shares represent approximately 5.2% of voting rights attached to outstanding securities of the Company.

The total number of issued and outstanding Subordinate Voting Shares assuming all Proportionate Voting Shares are converted into Subordinate Voting Shares as of the Record Date would be 330,818,638.6638.

Holders of Subordinate Voting Shares and holders of Proportionate Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held and holders of Proportionate Voting Shares are entitled to 100 votes in respect of each Proportionate Voting Share held (representing the 100 Subordinate Voting Shares into which each Proportionate Share could be converted).

In addition, pursuant to the Articles of the Company, if an offer is made to purchase Proportionate Voting Shares, and such offer is required pursuant to applicable securities legislation or the rules of any stock exchange on which the Proportionate Voting Shares or the Subordinate Voting Shares which may be obtained upon conversion of the Proportionate Voting Shares may then be listed, to be made to all or substantially all of the holders of Proportionate Voting Shares in a province or territory of Canada to which the requirement applies (such offer to purchase, an “Offer”) and not made to the holders of Subordinate Voting Shares for consideration per Subordinate Voting Share equal to or greater than 1/100th of the consideration offered per Proportionate Voting Share, then each Subordinate Voting Share will become convertible at the option of the holder into Proportionate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share, at any time while the Offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to the Offer (the “Subordinate Voting Share Conversion Right”).

The Subordinate Voting Share Conversion Right may only be exercised for the purpose of depositing the Proportionate Voting Shares acquired upon conversion under such Offer, and for no other reason. If the Subordinate Voting Share Conversion Right is exercised, the Company will procure that the transfer agent for the Subordinate Voting Shares will deposit under such Offer the Proportionate Voting Shares acquired upon conversion, on behalf of the holder.

If Proportionate Voting Shares issued upon such conversion and deposited under such Offer are withdrawn by such holder, or such Offer is abandoned, withdrawn or terminated by the offeror, or such Offer expires without the offeror taking up and paying for such Proportionate Voting Shares, such Proportionate Voting Shares and any fractions thereof issued will automatically, without further action on the part of the holder thereof, be reconverted into Subordinate Voting Shares on the basis of one Proportionate Voting Share for 100 Subordinate Voting Shares, and the Company will procure that the transfer agent for the Subordinate Voting Shares will send to such holder a direct registration statements or certificates representing the Subordinate Voting Shares acquired upon such reconversion. If the offeror under such Offer takes up and pays for the Proportionate Voting Shares acquired upon exercise of the Subordinate Voting Share Conversion Right, the Company will procure that the transfer agent for the Subordinate Voting Shares will deliver to the holders of such Proportionate Voting Shares the consideration paid for such Proportionate Voting Shares by such offeror.

Our annual information form for the fiscal year ended December 31, 2021, dated May 10, 2022, provides further information regarding our authorized shares.

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Principal Holders of Voting Securities

Except as set out below, to the knowledge of the directors and officers of the Company, as of the Record Date, no person beneficially owns or exercises control over, directly or indirectly, more than 5% of the outstanding voting securities of the Company:

	Subordinate Voting Shares		Proportionate Voting Shares		Subordinate Shares on an As Converted Basis
Name	Number	Percentage (1)	Number	Percentage (2)	Number	Percentage (3)
George Archos, Director & NEO (4)	57,372,456	18.3%	-	-	57,372,456	17.53%

(1)	Based on 313,746,238 Subordinate Voting Shares outstanding as of the Record Date.

(2)	Based on 170,724 Proportionate Voting Shares outstanding as of the Record Date.

(3)	Based on 330,818,638 outstanding Shares as of the Record Date, including the conversion of each issued and outstanding Proportionate Voting Share into 100 Subordinate Voting Shares, in accordance with the terms of the Proportionate Voting Shares.

(4)	Includes: (i) 464,066 Subordinate Voting Shares; (ii) vested Company Options to purchase up to 2,210 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share); (iii) 15,205,752 Subordinate Voting Shares held by 3PLGK, LLC; (iv) 4,420,790 Subordinate Voting Shares held by Archos Capital Group, LLC; (v) 22,225,852 Subordinate Voting Shares held by Copperstone Trust; (vi) 10,154,606 Subordinate Voting Shares held by GP Management Group, LLC; and (vii) 4,899,180 Subordinate Voting Shares held by The George P. Archos Irrevocable Trust. Mr. Archos holds sole voting and dispositive power over the Company Shares held by each of the foregoing entities other than the Shares held by 3PLGK, LLC, over which he has shared voting and dispositive power.

FINANCIAL STATEMENTS

The financial statements of the Company for the financial year ended December 31, 2021 and accompanying auditor’s report will be placed before the Meeting.

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals No. 1, 2 and 3 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the setting of the number of directors at four in Proposal No. 1, “FOR” the re-election of the directors in Proposal No. 2 and “FOR” the re-appointment and remuneration of Baker Tilly as our auditor in Proposal No. 3.

PROPOSAL NO. 1 — SETTING THE NUMBER OF DIRECTORS

The Articles of the Company provide that the number of directors should not be fewer than three directors. There are currently four directors of the Company. At the Meeting, it is proposed to fix the number of directors at four and that four directors be elected at the Meeting.

PROPOSAL NO. 2 — ELECTION OF DIRECTORS

Each of our existing directors as set forth in the table below, are standing for re-election at the Meeting, each to serve as a director of the Company until the next meeting of shareholders at which the election of directors is considered, or until his or her successor is duly elected or appointed, unless he or she resigns, is removed or becomes disqualified in accordance with the Articles of the Company and the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the re-election of each of our existing directors at the Meeting, unless otherwise directed. Management does not contemplate that any of our existing directors will be unable to serve as a director of the Company if re-elected at the Meeting.

The following table sets out the name of each current director, each of whom is proposed by the Board to be re-elected as a director of the Company at the Meeting, and each of their respective positions and the period during which such person has been a director of the Company.

Name of Nominee	Director Since	Principal Occupation, Business or Employment (3)	Shares Beneficially Owned, or Controlled or Directed, Directly of Indirectly(4)	RSUs and Options Beneficially Owned, or Controlled or Directed, Directly or Indirectly (underlying class of Subordinate Voting Shares)
George Archos (5)(6) Age: 43 Florida, USA	February 11, 2021	Chairman of Verano Holdings Corp. since February 2021 Co-Founder, Chairman and Chief Executive Officer of Verano LLC from 2017 to February 2021	57,372,456	620,400 RSUs 8,843 Options
R. Michael Smullen (6) Age: 67 Florida, USA	February 11, 2021	Executive Director of MÜV Enterprises since the completion of the Go Public Transaction in February 2021 Co-Founder, Chairman & CEO of AltMed from October 2014 until completion of the Go Public Transactions in February 2021	2,275,601	N/A
Edward Brown (1)(2) Age: 59 Florida, USA	February 11, 2021	Chairman and CEO of Clear Sports since January 2020 and CEO of The Patron Spirit’s Company AG from June 2000 to December 2019	28,464	50,000 RSUs
Cristina Nuñez (1)(2) Age: 37 Florida, USA	February 11,2021	Co-Founder & Partner of True Beauty Ventures LP since April 2020, COO and General Manager of Clark’s Botanicals from May 2017 to April 2019 and leadership and operating roles at Laura Geller Beauty from October 2014 to May 2017	33,333	50,000 RSUs

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	The information as to principal occupation, business or employment and Shares beneficially owned, controlled or directed by a nominee is not within the knowledge of the management of the Company and has been furnished by the nominee.

(4)	Does not include shares issuable upon the exercise of stock options or vesting of RSUs.

(5)	Chairman of the Board.

(6)	This director is an officer and employee of the Company and has been determined not to be independent by the Board. “Independent” refers to the standards of independence established under Canadian Securities Administrators’ National Instrument 58-101 – Disclosure of Corporate Governance Practices and the listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”).

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Biographical Information

Following are the biographies of the nominees for the Board.

George Archos, Chairman and Chief Executive Officer

Mr. Archos has served as Chairman and Chief Executive Officer of the Company since February 2021 upon consummation of the RTO. Mr. Archos co-founded Verano LLC in September 2017 and served as Verano LLC’s Chairman and Chief Executive Officer until February 2021 when Verano LLC became a subsidiary of the Company in the Go Public Transactions. Mr. Archos has significant executive-level experience in the logistics, delivery and operations business verticals. Mr. Archos entered the cannabis industry in 2014 when he founded Ataraxia Grow and Labs, an Illinois based medical cannabis growth and cultivation company (“Ataraxia”), where he led Ataraxia’s successful effort to obtain one of the first issued medical cannabis growth license in Illinois. Mr. Archos began his career in the hospitality industry in 2001 and is President and Owner of eight restaurants located throughout Illinois. Mr. Archos attended Loyola University in Chicago where he studied communications and philosophy. As a co-founder of Verano LLC, Mr. Archos brings to the Board substantial insight and business experience with respect to the cannabis industry, the founding and building of Verano LLC and leading the Go Public Transactions, as well as his successful investment and business experience in logistics, delivery and operations business verticals in the cannabis and hospitality industries.

R. Michael Smullen, Director and Executive Director of MÜV Enterprises

Mr. Smullen has served as a Director of the Company and Executive Director of MÜV Enterprises since February 2021 upon consummation of the RTO, and Mr. Smullen served as Corporate Secretary of the Company from February 2021 until December 31, 2021. Mr. Smullen co-founded AltMed in October 2014 and served as AltMed’s Chief Executive Officer and Chairman until February 2021 when the AME Group was acquired by the Company in the Go Public Transactions. Prior to entering the cannabis industry, Mr. Smullen spent 31 years in the pharmaceutical and biotech industries, where he built and led commercial operations for several companies. From May 1994 to July 2007, Mr. Smullen held various executive-level positions with MedImmune, LLC, a pharmaceutical company based in Maryland (“MedImmune”), which successfully launched the first monoclonal antibody approved in the US for an infectious disease. In 2007, Mr. Smullen was part of the executive team that secured MedImmune’s $15.6 billion acquisition by AstraZeneca plc. Mr. Smullen graduated from Norwich University in 1976 and holds degrees in History and Criminal Justice. Mr. Smullen brings to the Board substantial insight with respect to the cannabis industry and extensive senior management experience through his leadership positions with the AltMed Group as well as his successful business experience in building and integrating business operations and acquisitions in the cannabis, pharmaceutical and biotech industries.

Edward Brown, Director

Mr. Brown has served as a Director of the Company since February 2021 upon the consummation of the RTO. Since January 2020, Mr. Brown has served as Chairman and Chief Executive Officer of Clear Sports, an innovative sports equipment company. From June 2000 through December 2019, Mr. Brown served as Chief Executive of The Patron Spirit’s Company AG (“Patron”), where he led the growth of the Patron brand as one of the largest ultra-premium tequilas in the world. In 2018, Mr. Brown completed the sale of the Patron brand to Bacardi Limited for $5.1 billion. Prior to joining Patron, Mr. Brown spent ten years with Seagram Company Ltd., then one of the largest liquor companies in the world, where he held many executive positions between 1990 and 2000. Mr. Brown graduated from the University of Texas in 1985 and holds a Bachelor of Business Administration in Marketing. Mr. Brown’s senior executive positions with public companies in branded businesses brings substantial senior leadership, vast business experience and public company insight to the Board. Mr. Brown’s management oversight of expanding branded businesses by product offering and geographic footprint adds value to overseeing and assessing the Company’s expansion plans by product and geographic markets.

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Cristina Nuñez, Director

Ms. Nuñez has served as a Director of the Company since February 2021 upon the consummation of the RTO. Ms. Nuñez is a Partner with True Beauty Ventures, which she co-founded in April 2020. True Beauty Ventures is an emerging growth venture capital fund focused on identifying, partnering with, and scaling beauty, wellness and personal care companies. Prior to launching True Beauty Ventures in 2020, Ms. Nuñez spent half of her career as an operator in beauty and wellness. From May 2017 through April 2019, she was the General Manager and Chief Operating Officer of Clark’s Botanicals, a clean, botanical skincare brand with international ecommerce and prestige wholesale distribution. From October 2014 to May 2017, Ms. Nuñez held various executive leadership and operating roles at Laura Geller Beauty, a global, prestige makeup brand. Ms. Nuñez spent seven years with various prominent private equity firms and investment banks, including Tengram Capital Partners, L Catterton and UBS. Ms. Nuñez graduated magna cum laude from Duke University in May 2007 and holds a Bachelor of Arts with Highest Distinction in Public Policy Studies and Political Science. Ms. Nuñez’s work experience in private equity and investment banking brings financial analysis and capital markets expertise to the Board, while her experiences with emerging growth companies in scaling their operations adds substantial value in assessing and implementing the Company’s strategic plan as it scales its operations in the emerging cannabis markets

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR: (i) setting the number of directors at four; and (ii) the re-election of each of the aforementioned named existing directors unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another person nominated at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the director shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced or the remainder of the term of the vacant seat.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this proxy statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no director nominee has, during the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee.

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Certain Relationships and Related Transactions and Policy Regarding Related Party Transactions

Policy Regarding Related Party Transactions

The Company and certain of its subsidiaries from time-to-time enter into transactions with certain “related parties.” The Company has adopted a Related Party Transactions Policy, which requires that employees, officers and directors report to the Chief Legal Officer or the Chief Financial Officer any activity that would cause or appear to cause a conflict of interest on his or her part. Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any shareholder owning more than 5% of any class of the Company’s voting securities or an immediate family member, as defined in the Related Party Transactions Policy, of any such person.

Under the Related Party Transactions Policy, a “Related Party Transaction” includes any transaction, arrangement or relationship (including charitable contributions and including any series of similar transactions, arrangements or relationships) with the Company or any of its subsidiaries in which any related party has a direct or indirect material interest, except for the following:

●	transactions available to employees generally;

●	transactions involving less than $50,000 when aggregated with all related or similar transactions among the applicable related parties; provided, however, if receipt of any amount would result in a director no longer being considered independent under applicable requirements and rules of the SEC, the Canadian Securities Administrators, the Nasdaq or the Canadian Securities Exchange (the “CSE”) or would otherwise disqualify a director from serving as a member of a committee of the Board, such transaction will be deemed a Related Party Transaction;

●	transactions involving compensation or indemnification of executive officers and directors duly authorized by the Board or an authorized Board committee;

●	transactions involving reimbursement for routine expenses in accordance with Company policy; and

●	purchases of any products on terms generally available to third parties.

Pursuant to the Related Party Transactions Policy, any potential related party transaction that requires approval will be reviewed by the Chief Legal Officer or the Chief Financial Officer, and the Chief Legal Officer or the Chief Financial Officer, as applicable, will consult with other senior executive officers, as such officer may deem appropriate and thereafter will do one of the following: (a) approve the Related Party Transaction if it is: (i) to be entered into in the ordinary course of the Company’s business; (ii) for an aggregate amount of $120,000 or less; and (iii) on terms comparable to those that could reasonably be expected to be obtained in arm’s length dealings with an unrelated third party; (b) recommend that the Audit Committee review the Related Party Transaction in advance; or (c) conditionally approve the Related Party Transaction, subject to ratification by the Audit Committee.

At each regularly scheduled meeting of the Audit Committee, a senior executive officer will report each known proposed Related Party Transaction to be considered by the Audit Committee, including the proposed aggregate value of each transaction and any other relevant information. After review, the Audit Committee may approve, ratify or disallow each such transaction if it determines in good faith that, under all the circumstances, the transaction is in the best interests of the Company and its shareholders. In addition, at each scheduled meeting of the Audit Committee, a senior executive officer will update the Audit Committee as to any proposed material change to any previously approved Related Party Transaction, which material change will be subject to approval as if it were a new proposed Related Party Transaction. The Audit Committee will review any ongoing Related Party Transactions every 12 months. A member of the Audit Committee will recuse himself or herself from consideration of any Related Party Transaction in which he or she (or any of his or her affiliated entities or immediate family members) has a direct or indirect interest.

For purposes of the Related Party Transactions Policy, the terms “senior executive officer” means any of the Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or Chief Legal Officer of the Company, and “employees” include individuals that are employed by any subsidiary of the Company.

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Certain Relationships and Related Transactions

In addition to the compensation arrangements discussed under headings “Statement of Named Executive Officer Compensation” and “Statement of Director Compensation” below, since January 1, 2021, the Company has entered into or maintained the following Related Party Transactions:

●	the RTO; and

●	the AME Merger Agreement.

Each of the RTO and the AME Merger Agreement are discussed above under heading “Overview of the Company.”

Indebtedness of Directors, Executive Officers and Employees

No individual who is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no proposed nominee for election as a director of the Company, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the Company’s most recently completed fiscal year has been, indebted to the Company or any of its subsidiaries; or (ii) whose indebtedness to another entity is, or at any time since the beginning of the Company’s most recently completed fiscal year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Requirements under the BCBCA

Pursuant to the BCBCA, directors and officers, when exercising the powers and performing the functions of a director or officer of the Company, as the case may be, are required to act honestly and in good faith with a view to the best interests of the Company, exercise the care, diligence and skill that a reasonably prudent individual would exercise in comparable circumstances, act in accordance with the BCBCA and the regulations, and, subject to the above, act in accordance with the Articles of the Company.

Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction is liable to account to the company for any profit that accrues to the director or senior officer under or as a result of a contract or transaction unless:

●	the director who has a disclosable interest in a contract or transaction is not entitled to vote on any directors’ resolution to approve that contract or transaction; and

●	the contract or transaction is approved by the directors after the nature and extent of the disclosable interest has been disclosed to the directors or, if applicable, by special resolution of shareholders after the nature and extent of the disclosable interest has been disclosed to the shareholders entitled to vote on that resolution.

A director or senior officer has a disclosable interest in a contract or transaction if:

●	the contract or transaction is material to the Company;

●	the Company has entered, or proposes to enter, into such contract or transaction; and

●	either of the following applies to the director or senior officer: (i) the director or senior officer has a material interest in the contract or transaction; or (ii) the director or senior officer is a director or senior officer of, or has a material interest in, a person who has a material interest in the contract or transaction, and the interest is known by the director or senior officer or reasonably ought to have been known.

Generally, as a matter of practice, directors or officers who have disclosed a disclosable interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

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Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 5% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2021 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

PROPOSAL NO. 3 — APPOINTMENT AND REMUNERATION OF AUDITORS

The Board recommends, on the advice of the Audit Committee, that the shareholders of the Company appoint Baker Tilly as our auditor to audit the Company’s consolidated financial statements for fiscal year 2022 and to authorize the directors to fix the remuneration of the auditor. Baker Tilly has served as the Company’s auditor since June 2021. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as our auditor.

Principal Audit Fees and Services

Baker Tilly has served as our independent registered public accounting firm effective June 25, 2021. The engagement of Baker Tilly was approved by the Audit Committee and the Board.

On June 25, 2021, upon the Company’s request, Macias Gini & O’Connell LLP (“MGO”) stepped down for the year ended December 31, 2021 as the Company’s independent registered public accounting firm upon the Company retaining Baker Tilly, as noted above. The change was considered and approved by the Company’s Audit Committee and Board. During the fiscal years ended December 31, 2020 and 2019, and during the period of January 1, 2021 through the date MGO stepped down, there were no disagreements with MGO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to MGO’s satisfaction, would have caused MGO to make reference in connection with its opinion to the subject matter of the disagreement. No “reportable events”, as that term is described in Item 304 of Regulation S-K, occurred within the fiscal years ended December 31, 2020 and 2019, and subsequently up to the date MGO stepped down.

Pursuant to National Instrument 51-102 – Continuous Disclosure Obligations, the reporting package with respect to the change of auditor is attached hereto as Schedule “B”.

Upon the retention of MGO for the Company, the Company dismissed Hill, Barth & King LLC (“HBK”), the prior independent registered public accounting firm for: (i) AltMed for the year ended December 31, 2020; and (ii) Plants of Ruskin for the years ended December 31, 2020 and 2019.

The change from HBK to MGO was considered and approved by the Audit Committee and Board. The audit reports of HBK on the financial statements of the AME Group as of and for the fiscal year ended December 31, 2020 and on the financial statements of Plants of Ruskin for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor was any opinion qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2020 and 2019, and during the period of January 1, 2021 through the date of dismissal, there were no disagreements with HBK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to HBK’s satisfaction, would have caused HBK to make reference in connection with its opinion to the subject matter of the disagreement. No “reportable events”, as that term is described in Item 304 of Regulation S-K, occurred within the fiscal years ended December 31, 2020 and 2019, and subsequently up to the date of dismissal.

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Aggregate fees billed by our independent auditors, Baker Tilly, for the year ended December 31, 2021, and our former independent public accounting firm, MGO, for the year ended December 31, 2020 and subsequent period through June 25, 2021 are detailed in the table below.

	2021 ($)	2020 ($)
Audit Fees	2,107,307	1,464,901
Audit Related Fees	67,440	0
Tax Fees(1)	314,104	44,600
All Other Fees(2)	0	0
Total Fees Paid	2,488,851	1,509,501

(1)	The term “Tax Fees” means the aggregate fees billed for professional services rendered by the Company’s external auditor for tax compliance, tax advice, and tax planning for the subject year.

(2)	The term “All Other Fees” means the aggregate fees billed for products and services provided by the Company’s external auditor for the subject year, other than the services reported under the categories of “Audit-Related Fees”, “Tax Fees” and “All Other Fees”.

Pre-approval Policies and Procedures

Pursuant to the charter of the Audit Committee, our Audit Committee reviews, in advance, and either approves or does not approve, all audit, audit-related, tax and other non-audit services that our auditor provides to the Company. The charter of the Audit Committee requires that all services received from our auditor be approved in advance by the Audit Committee.

A copy of the charter for the Audit Committee is posted on our website at investors.verano.com and appended hereto as Schedule “A”. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of our auditor’s independence in the conduct of their auditing functions.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Verano Holdings Corp. under the Securities Act of 1933, as amended, or the Exchange Act.

The role of the Audit Committee is to act in an objective, independent capacity as a liaison between the auditors, management and the Board and to ensure the auditors have a facility to consider and discuss governance and audit issues with parties not directly responsible for operations. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

The Audit Committee has discussed with Baker Tilly, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Baker Tilly its independence, and received from Baker Tilly the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Baker Tilly, with and without management present, the scope and results of Baker Tilly’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Form 10. The Company did not file an Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC.

Audit Committee of the Board

Edward Brown

Cristina Nuñez

George Archos (former member)

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the resolution re-appointing Baker Tilly as auditors of the Company for the ensuing year and to authorize the directors to fix Baker Tilly’s remuneration.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Subordinate Voting Shares and Proportionate Voting Shares as of the Record Date for: (i) each member of the Board; (ii) each “named executive officer” (as defined below); (iii) each person known to the Company to be a beneficial owner of more than 5% of the Company’s securities; and (iv) the members of the Board and the named executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days. Except as indicated, all shares of the Company’s securities are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Verano Holdings Corp., 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654.

	Subordinate Voting Shares		Proportionate Voting Shares		Subordinate Shares on an As Converted Basis
Name	Number	Percentage (1)	Number	Percentage (2)	Number	Percentage (3)
George Archos, Director & NEO (4)	57,372,456	18.3%	-	-	57,372,456	17.3%
R. Michael Smullen, Director	2,275,601	*	-	-	2,275,601	*
Edward Brown, Director	28,464	*	-	-	28,464	*
Cristina Nuñez, Director	33,333	*	-	-	33,333	*
John Tipton, NEO (5)	3,140,540	1.0%	-	-	3,140,540	*
Darren Weiss, NEO (6)	449,564	*	-	-	449,564	*

All directors and executive officers as a group (ten persons) (7)	63,348,743	20.2%	-	-	63,348,743	19.1%

* represents less than 1%

(1)	Based on 313,746,238 Subordinate Voting Shares outstanding as of the Record Date.

(2)	Based on 170,724 Proportionate Voting Shares outstanding as of the Record Date.

(3)	Based on 330,818,638 outstanding Shares as of the Record Date, including the conversion of each issued and outstanding Proportionate Voting Share into 100 Subordinate Voting Shares, in accordance with the terms of the Proportionate Voting Shares.

(4)	Includes: (i) 464,066 Subordinate Voting Shares; (ii) vested Company Options to purchase up to 2,210 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share); (iii) 15,205,752 Subordinate Voting Shares held by 3PLGK, LLC; (iv) 4,420,790 Subordinate Voting Shares held by Archos Capital Group, LLC; (v) 22,225,852 Subordinate Voting Shares held by Copperstone Trust; (vi) 10,154,606 Subordinate Voting Shares held by GP Management Group, LLC; and (vii) 4,899,180 Subordinate Voting Shares held by The George P. Archos Irrevocable Trust. Mr. Archos holds sole voting and dispositive power over the Company Shares held by each of the foregoing entities other than the Shares held by 3PLGK, LLC, over which he has shared voting and dispositive power.

(5)	Includes: (i) 2,629,140 Subordinate Voting Shares; and (ii) 511,400 Subordinate Voting Shares held by The Jaclyn Tipton & Mitchell Tipton & Miranda Tipton TR the John A Tipton Irrevocable Spousal Trust Agreement of 2021 DTD 05/11/2021. Members of Mr. Tipton’s immediate family are the trustees and beneficiaries of the foregoing trust and Mr. Tipton has a pecuniary interest in the Shares held by such trust.

(6)	Includes: (i) 449,564 Subordinate Voting Shares; and (ii) vested Company Options to purchase up to 2,042 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share).

(7)	Includes: (i) 63,341,122 Subordinate Voting Shares beneficially owned directly and indirectly by such group members; and (ii) vested Company Options to purchase up to 4,680 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share) held individually by such group members.

CORPORATE GOVERNANCE

Board of Directors

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and the performance of our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

Biographical information on each member of the Board, including their respective ages and key qualifications, are included above under heading “Proposal No. 2—Election of Directors”.

The Board has adopted the Code of Conduct. The Code of Conduct has been filed on and is accessible through Canada’s SEDAR and is also available on our website at www.verano.com. The Company will, upon request at https://investors.verano.com provide a copy of the Code of Conduct free of charge to any shareholder. Further, the Board has adopted a Corporate Disclosure Policy, Whistleblower Policy, and Related Party Transactions Policy. The information on our website is not deemed to be incorporated in this proxy statement or to be part of this proxy statement.

Our Articles provide that the quorum necessary for the transaction of the business of the Board may be set by the directors and, if not so set, is deemed to be set at two (2) directors or, if the number of directors is set at one (1), is deemed to be set at one (1) director, and that director may constitute a meeting.

The Canadian Securities Administrators has issued corporate governance guidelines pursuant to Canadian National Policy 58-201—Corporate Governance Guidelines (the “Corporate Governance Guidelines”), together with certain related disclosure requirements pursuant to Canadian National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”). The Corporate Governance Guidelines are recommended as “best practices” for issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted certain corporate governance policies and practices which reflect our consideration of the recommended Corporate Governance Guidelines.

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Role of the Board

Our Board is responsible for the stewardship of the Company and managing and supervising management of our business and affairs, including providing guidance and strategic oversight to management. Subject to the BCBCA, the regulations thereunder and the Articles of the Company, our Board has the authority to manage or supervise the management of the business and affairs of the Company.

Nomination of Directors

The Board has not established a standing nominating committee and as a result performs the functions typically assigned to a nominating committee, including the identification, recruitment and nomination of candidates for the Board and its committees, determining the structure, composition and functioning of the Board and its committees including the reporting channels through which the Board receives information and the quality and timeliness of the information, developing and recommending to the Board corporate governance guidelines applicable to the Company and annually reviewing and recommending changes, as necessary or appropriate, overseeing the annual evaluation of the Board’s effectiveness and performance.

Our Board has concluded that vesting the responsibility to nominate directors in the full Board, without the need for a nominating committee, is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

There have been no material changes to the process by which our shareholders may recommend candidates to be considered for nomination to our Board.

Board Leadership

Our Board has a Chairman, currently our Chief Executive Officer, Mr. Archos, who has authority, among other things, to call and preside over Board meetings. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

Hedging Policies or Practices

The Company does not currently have any hedging policies or practices in place. Our executive officers and directors are discouraged from purchasing financial instruments designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the executive officer or director, and, to the knowledge of the Company, no executive officer or director has undertaken such hedging transactions. However, the Company does not have a policy expressly prohibiting such transactions

Director Independence

The Board determines the independence of our directors within the meaning of that term as defined in sections 1.4 and 1.5 of Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), in accordance with the listing rules of Nasdaq and applicable SEC rules. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees, that neither the director nor any of his or her family members has engaged in various types of business dealings with us, and that neither the director nor any of his or her family members is a current partner of our independent auditor, or was a partner or employee of our independent auditor who worked on our audit at any time over the past three years. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. It has been determined that two of our current directors are independent persons under the independence rules of Nasdaq as well as within the meaning of NI 52-110: Cristina Nuñez and Edward Brown.

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None of our current directors are presently directors of other reporting issuers.

Director Orientation and Continuing Education

While the Company does not have a formal director orientation program, the Company and its Board considers that orienting and educating new directors is an important element of ensuring responsible governance. The Board will establish and periodically evaluate an orientation program for new directors and a continuing education program for existing directors. New directors are to be provided with the Company’s continuous disclosure documents, copies of the charters of each of the Committees, and are invited to attend orientation sessions in the form of informal meetings with members of the Board and senior management, complemented by presentations on the main areas of the Company’s business to improve their understanding of the Company’s business. In addition, the Board may arrange for directors of the Company to attend outside educational programs pertaining to the directors’ responsibilities.

Board Assessments

Based upon the Company’s size, and the number of individuals on the Board, the Board considers a formal process for assessing the effectiveness and contribution of the Board as a whole, its committees or individual directors to be unnecessary at this time. Given that the Board and its committees meet on several occasions each year, each director has regular opportunity to assess the Board as a whole, its committees and other directors in relation to the Board and such director’s assessment of the competencies and skills that the Board and its committees should possess. The Board plans to continue to self-evaluate its own effectiveness and the effectiveness of its committees and individual directors in such manner.

Board and Committee Meetings; Executive Sessions

At regularly scheduled Board and committee meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing the Company. At least once a year, our Board also reviews management’s long-term strategic and financial plans. The Chairman, in consultation with the chair of any applicable committee and other directors, as appropriate, establishes the agenda for meetings of the Board. Committee agendas and schedules are set by or in consultation with the committee chair. During the year ended December 31, 2021, our Board held five meetings, and all directors attended at 100% of such meetings during their respective tenures.

Board members are permitted to attend our annual general meeting. The Company did not hold an annual meeting in 2021.

Board Committees

Audit Committee

The role of the Audit Committee is to act in an objective, independent capacity as a liaison between the auditors, management and the Board and to ensure the auditors have a facility to consider and discuss governance and audit issues with parties not directly responsible for operations. The Audit Committee reviews the financial reports and other financial information that we provide to regulatory authorities and our shareholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

In 2021, our Audit Committee consisted of Mr. Archos, Ms. Nuñez and Mr. Brown. In June 2022, Mr. Archos stepped down from the Audit Committee. The Chairman of the Audit Committee is Mr. Brown. The members of our Audit Committee are “financially literate” and “independent” within the meaning of the listing rules of Nasdaq and applicable Canadian securities laws.

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The following chart sets forth the composition of our Audit Committee:

Name of Member	Independent (1)	Financially Literate (2)
Cristina Nuñez	Yes	Yes
Edward Brown	Yes	Yes

(1)	A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. An executive officer of the Company, such as the President or Secretary, is deemed to have a material relationship with the Company.

(2)	A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

The education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under heading “Proposal No. 2—Election of Directors”.

Our Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities, consistent with the rules of the SEC and NI 52-110, a current copy of which is available on our website at www.verano.com. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. At no time since the commencement of the Company’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board. Our Audit Committee held four meetings during the year ended December 31, 2021. All Audit Committee members attended 100% of Audit Committee meetings during the year ended December 31, 2021.

Compensation Committee

The Compensation Committee of the Board (the “Compensation Committee”) consists of Ms. Nuñez and Mr. Brown. Ms. Nuñez serves as the Chair of our Compensation Committee. The role of the Compensation Committee is to assist the Board in fulfilling its responsibilities for compensation philosophy and guidelines, and fixing compensation levels for the Company’s executive officers. In addition, the Compensation Committee is charged with reviewing the Equity Incentive Plan and proposing changes thereto, approving any awards under the Equity Incentive Plan and recommending any other employee benefit plans, incentive awards and prerequisites with respect to the Company’s executive officers..

Additional discussion of the role and responsibilities of the Compensation Committee is set forth below under headings “Statement of Named Executive Officer Compensation” and “Statement of Director Compensation”.

Our Board has adopted a written charter setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the SEC and the guidance of the Canadian Securities Administrators, a current copy of which is available on our website at www.verano.com.

Our Board has determined that Ms. Nuñez and Mr. Brown are independent as defined by the listing rules of Nasdaq and applicable Canadian securities laws. Our Compensation Committee held one meeting, which was attended by all members of the Compensation Committee, during the year ended December 31, 2021,

Nominating Committee

The Board has not established a standing nominating committee and as a result performs the functions typically assigned to a nominating committee, including the identification, recruitment and nomination of candidates for the Board and its committees, determining the structure, composition and functioning of the Board and its committees including the reporting channels through which the Board receives information and the quality and timeliness of the information, developing and recommending to the Board corporate governance guidelines applicable to the Company and annually reviewing and recommending changes, as necessary or appropriate, overseeing the annual evaluation of the Board’s effectiveness and performance.

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Communications with the Board

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, Verano Holdings Corp., 415 Dearborn Street, 4th Floor, Chicago, Illinois 60654.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Positions
George Archos	43	Chairman of the Board and Chief Executive Officer
Darren Weiss	38	Secretary, Chief Operating Officer, and Chief Legal Officer
John Tipton	61	President
Brett Summerer	45	Chief Financial Officer
Aaron Miles	43	Chief Investment Officer
Destiny Thompson	41	Chief People Officer
David Spreckman	32	Executive Vice President, Marketing

Biographical Information

The biography of George Archos can be found under heading “Proposal No. 2—Election of Directors”. The following is biographical information for our other executive officers:

Darren Weiss, Chief Operating Officer, Chief Legal Officer, General Counsel and Secretary

Mr. Weiss has served as Chief Legal Officer and General Counsel of the Company since February 2021 upon the consummation of the RTO, as Chief Operating Officer since October 2021 and as Secretary since January 1, 2022. Mr. Weiss joined Verano LLC in September 2017 and served as Verano LLC’s General Counsel until February 2021 when Verano LLC became a subsidiary of the Company in the Go Public Transactions. From March 2015 to September 2017, Mr. Weiss was a Principal at Offit Kurman, P.A. based in the firm’s Baltimore, Maryland office, where he co-founded and led the firm’s cannabis practice. The firm’s groundbreaking cannabis practice group was recognized when Offit Kurman, P.A. was named by the Maryland Daily Record as a 2016 Innovator of the Year. Mr. Weiss currently sits on the Executive Committee and Board of the Maryland Wholesale Medical Cannabis Trade Association, was named to the Baltimore Business Journal’s 40 Under 40 List and is identified as a 2017 People to Know in the Law. Mr. Weiss received his bachelor’s degree magna cum laude from Washington University in St. Louis in 2005 and his Juris Doctorate cum laude from George Mason University School of Law in 2010. Prior to his legal career, from 2005 through 2007, Mr. Weiss worked as a business consultant with performancesoft, Inc. (later Actuate Corp.), where he provided performance management and business operational consulting services for public and private-sector clients.

John Tipton, President

Mr. Tipton has served as President of the Company since February 2021 upon consummation of the RTO. Beginning in 1997, Mr. Tipton served as Chief Executive Officer of Artesian Farms, Dickman Investments and Plants of Ruskin, a subsidiary of the Company since February 2021 upon the consummation of the Go Public Transactions. Mr. Tipton’s acumen in accounting, finance, agriculture, and construction have been directly applied in his role as founder and Chief Executive Officer of Plants of Ruskin. As Chief Executive Officer of Plants of Ruskin, Mr. Tipton successfully spearheaded the acquisition of a highly coveted vertically integrated medical marijuana treatment center license in Florida. From 1989 to 1997, Mr. Tipton acted as Chief Financial Officer of Harloff Farms. Mr. Tipton earned a degree in accounting (magna cum laude) from Wheeling College in 1988 and has been a registered CPA since 1993.

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Brett Summerer, Chief Financial Officer

Mr. Summerer has served as Chief Financial Officer of the Company since January 2022. Mr. Summerer joined the Company in December 2021, and at that time served as a financial consultant for the Company until his appointment to Chief Financial Officer. Mr. Summerer brings more than 21 years of diverse leadership experience to the Company’s executive team. Throughout his career, he has held leadership positions of increasing responsibility across multiple information technology, manufacturing, and consumer packaged goods (“CPG”) companies. Mr. Summerer began his career in the information technology sector at Modern Engineering, and while serving as Head of Information Technology, he managed the firm’s budget, vendor contracts, and operational integration for acquisitions. After earning an MBA in 2005, he joined General Motors in 2006, working in Financial Planning and Analysis, Controller and Chief Financial Officer positions in the US and Asian markets. He joined Corning Incorporated in 2016 and served as the head of Financial Planning and Analysis and Supply Chain Finance, and in 2018 gained pharmaceutical industry experience as the Head of Finance for their pharmaceutical business. In 2019, Summerer served as Vice President, Head of Supply Chain Finance and Chief Financial Officer of The Kraft Heinz Company’s US Operations, where he led all aspects of the CPG company’s financial activities across its extensive national manufacturing footprint in its largest market. Mr. Summerer received two bachelor’s degrees from Michigan State University in 1999 in Electrical Engineering and Computer Science and received his master’s degree as well in Electrical Engineering in 2000. He received an MBA from the University of Michigan in 2005 and has been a CPA in the state of Illinois since 2007.

Aaron Miles, Chief Investment Officer

Mr. Miles has served as Chief Investment Officer of the Company since June 2021. Mr. Miles joined Verano LLC in September 2020 and served as Head of Investor Relations of Verano LLC and of the Company upon consummation of the RTO, until his promotion to Chief Investment Officer in June 2021. Mr. Miles has worked in a finance capacity for more than 19 years with capital markets, investor relations, treasury, mergers and acquisitions and communication responsibilities throughout a career that has spanned organizations including Cresco Labs, Inc. from September 2018 to May 2019 and December 2019 to September 2020, the New York Stock Exchange from May 2019 to December 2019, Tribune Publishing from June 2017 to August 2019, Navigant Consulting from December 2014 to June 2017, the CME Group from May 2011 to October 2014, and Abbott Labs from June 2008 to May 2011. Mr. Miles graduated from Central Michigan University in 2002 with a Bachelor of Science in Economics, and from Walsh College in 2005 with a Master of Science in Finance.

Destiny Thompson, Chief People Officer

Ms. Thompson has served as the Chief People Officer of the Company since October 2021. In this role, Ms. Thompson is responsible for leading the Company’s overall people strategy, which includes workforce planning; talent management; learning and development; diversity, equity, and inclusion; acquisitions and integration and overall employee engagement to support the future growth of the company. Ms. Thompson has over 20 years of human resources experience in professional and financial services firms. Her expertise is leading and transforming companies in various industries through their next evolution of supercharged growth, building and scaling the people function to align to the overall business long-term strategy and revenue goals while also maintaining the people first philosophy and culture through continual innovation and change. She has experience in various industries, including technology, higher education, life sciences and financial services. For the 18 months prior to joining the Company, Ms. Thompson served as the Chief Human Resource Officer at Stout, an investment banking and financial services firm where she served on the executive team leading Stout’s people strategy. Previously Ms. Thompson spent 15 years at Huron Consulting Group leading and scaling many businesses globally for transformative growth. Ms. Thompson earned her B.A. in English Literature at Purdue University. She is a member of Chief, a private network of C-level women that share and cross-pollinate ideas across many industries. Ms. Thompson also serves on the Expert Council for Hacking HR, leading and contributing to conversations about the future of human resources and the evolving workforce.

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David Spreckman, Executive Vice President and Head of Marketing

Mr. Spreckman has served as Verano’s Executive Vice President and Head of Marketing since January 2022. In this role, he oversees all aspects of Verano’s marketing, design, and brand communications across all business units. He and his team are responsible for connecting Verano products, services, and experiences with consumers to build brand awareness while driving demand and retention across all channels.

In his previous role with Verano, Mr. Spreckman served as Vice President of Marketing and Corporate Communications from May 2021 to January 2022. In addition to leading the Company’s retail marketing arm, he was responsible for authoring Verano’s external communications and leading media strategy and engagement during its go-public phase after completing the RTO. From June 2019 to May 2021, Mr. Spreckman served in roles as Senior Director, Corporate Communications & Retail Marketing and Director, Retail Marking & Communications for Verano.

Before joining Verano, Mr. Spreckman was an Account Supervisor with LKH&S Advertising from 2016 to 2019. His responsibilities included driving market differentiation, consumer engagement, revenue growth and market-share capture for a diverse roster of B2B and B2C clientele that included legacy brands Philips Norelco, Solo Cup, STARZ Entertainment, Nissan, and TransUnion, as well as early-stage start-ups, offshoots, and niche/luxury products.

Mr. Spreckman graduated from Indiana University with a BA in Journalism-Public Relations and Spanish.

SECURITY BASED COMPENSATION ARRANGEMENTS

Equity Compensation Plan Information

The Company’s Stock and Incentive Plan (as amended to date, the “Equity Incentive Plan”) was approved by Majesta Minerals shareholders on January 27, 2021 and was adopted and approved by the Board on February 11, 2021 upon the consummation of the RTO. The Equity Incentive Plan permits the grant of: (i) nonqualified stock options (“Company NQSOs”) and incentive stock options (“Company ISOs”) (collectively, “Company Options”); (ii) restricted stock awards; (iii) Company restricted stock units (“Company RSUs”); (iv) stock appreciation rights (“Company SARs”); (v) performance compensation awards; and (vi) other stock-based awards, which are referred to herein collectively as “Awards”, as more fully described below.

The following table sets out information as of December 31, 2021 with respect to the Equity Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding Options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding Options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (3)
Equity compensation plans approved by security holders	2,706,200 Subordinate Voting Shares	$23.70	28,676,557 Subordinate Voting Shares
Equity compensation plans not approved by security holders	—	—	—

TOTAL	2,706,200 Subordinate Voting Shares	$23.70	28,676,557 Subordinate Voting Shares

(1)	Represents Company RSUs covering the right to receive a total of 26,492 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share) and Company Options exercisable for a total of 570 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share).

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(2)	Represents the weighted average exercise price of Company Options per Subordinate Voting Share. For Company Options exercisable for Proportionate Voting Shares, the weighted average exercise price of the Company Options has been adjusted by dividing the stated exercise price by 100 to reflect the conversion of the underlying Proportionate Voting Shares into Subordinate Voting Shares. The exercise price for Company Options is set in Canadian dollars and has been converted to US dollars based on the exchange rate published by the Bank of Canada on the day immediately preceding the respective grant dates of the Company Options.

(3)	The aggregate number of Shares that may be issued under the Equity Incentive Plan is equal to 10% of the Shares outstanding (i.e., the Subordinate Voting Shares plus Proportionate Voting Shares on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share).

At June 29, 2022, the following Awards were outstanding under the Equity Incentive Plan: (i) Company Options exercisable for a total of 56,078 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share), representing less than 1% of the then outstanding number of Shares and (ii) Company RSUs covering the right to receive a total of 4,041,186 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share), representing approximately 1.2% of the then outstanding number of Shares. As of June 29, 2022, an aggregate of 26,714,738 Subordinate Voting Shares (on an as-converted basis of 100 Subordinate Voting Shares for one Proportionate Voting Share) remained available for issuance under the Equity Incentive Plan, representing approximately 8.1% of the then outstanding number of Shares.

The number of unexercised Company Options and the number and value of unvested Company RSUs outstanding at December 31, 2021 for our “named executive officers” are presented below in “Statement of Named Executive Officer Compensation.”

Summary of Terms and Conditions of the Equity Incentive Plan

Purpose of the Equity Incentive Plan

The purpose of the Equity Incentive Plan is to enable the Company and its affiliated companies to: (i) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Company; (ii) offer such persons incentives to put forth maximum efforts; and (iii) compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders.

Eligibility

Any of the Company’s employees, officers, directors, consultants (who are natural persons) (the “Participants”) are eligible to participate in the Equity Incentive Plan if selected by the Compensation Committee. The basis of participation of an individual under the Equity Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Equity Incentive Plan, will be determined by the Compensation Committee taking into account the nature of the services rendered by the respective Participants, their historical contributions to the success of the Company’s predecessor entities or affiliates, present and potential contributions to the success of the Company or such other factors as the Compensation Committee determines, based on its judgment as to the best interests of the Company and its shareholders, and therefore cannot be determined in advance.

Awards granted pursuant to the Equity Incentive Plan may be convertible into, or exercisable for, as applicable, Subordinate Voting Shares or Proportionate Voting Shares. The maximum aggregate number of Subordinate Voting Shares and Proportionate Voting Shares that may be issued under the Equity Incentive Plan will be determined by the Board from time to time, but in no case will exceed, in the aggregate, 10% of the number of Shares then outstanding (whereby the Proportionate Voting Shares are calculated on an as-converted to Subordinate Voting Share basis). Any Shares subject to an Award under the Equity Incentive Plan that are forfeited, cancelled, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant will again be available for Awards under the Equity Incentive Plan. Other than an Award made pursuant to any election by the director to receive an award in lieu of all or a portion of annual and committee retainers and meeting fees, no non-employee director may be granted any Award or Awards denominated in Subordinate Voting Shares that exceed in the aggregate $1,000,000 in any calendar year. If, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing investor relations activities (as defined in CSE policies) as compensation within a one-year period, will not exceed 1% of the total number of Subordinate Voting Shares then outstanding.

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In the event of: (i) any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Company; (ii) issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Company or other similar corporate transaction or events which affects the Subordinate Voting Shares; (iii) unusual or nonrecurring events affecting the Company, the financial statements of the Company; or (iv) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Equity Incentive Plan, to: (a) the number and kind of shares which may thereafter be issued in connection with Awards; (b) the number and kind of shares issuable in respect of outstanding Awards; (c) the purchase price or exercise price relating to any Award or, if deemed appropriate, provide for a cash payment with respect to any outstanding Award; and (d) any share limit set forth in the Equity Incentive Plan.

Description of Awards

Company Options

The Compensation Committee is authorized to grant Company Options to purchase Subordinate Voting Shares that are either Company ISOs, meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or Company NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Company Options granted under the Equity Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Equity Incentive Plan, unless the Compensation Committee determines otherwise, in the event that a Company Option is substituted for another Company Option in connection with a corporate transaction, the exercise price of the Company Option will not be less than the fair market value (as determined under the Equity Incentive Plan) of the shares at the time of grant. Company Options granted under the Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of a Company Option granted under the Equity Incentive Plan will be ten years from the date of grant (or five years in the case of a Company ISO granted to a shareholder of the Company who holds more than 10% of Shares). Payment in respect of the exercise of a Company Option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate. Additional minimum provisions set forth in the Equity Incentive Plan will apply to awards granted to Participants residing in California if such award is granted in reliance on Section 25102(o) of the California Corporations Code.

Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each Subordinate Voting Shares subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with the Company or its affiliates; (ii) the achievement by the Participant, the Company or its affiliates of any other performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the applicable award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to those conditions which are not attained, and the underlying Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Subordinate Voting Shares. During the restriction period, unless otherwise provided in the applicable award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

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Company RSUs

Company RSUs are granted in reference to a specified number of Subordinate Voting Shares and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with the Company or its affiliates or any combination of the above as set forth in the applicable award agreement, one Subordinate Voting Share for each such Subordinate Voting Share covered by the Company RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Subordinate Voting Shares in lieu of delivering only Subordinate Voting Shares. The Compensation Committee may, in its discretion, accelerate the vesting of Company RSUs. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the Company RSUs will be forfeited.

Stock Appreciation Rights

A Company SAR entitles the recipient to receive, upon exercise of the Company SAR, the increase in the fair market value of a specified number of Subordinate Voting Shares from the date of the grant of the Company SAR and the date of exercise payable in Subordinate Voting Shares. Any grant may specify a vesting period or periods before the Company SAR may become exercisable and permissible dates or periods on or during which the Company SAR will be exercisable. No Company SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Company Options as described above would be applicable to the Company SAR.

Other Stock-Based Awards

The Compensation Committee may grant other awards that are denominated or valued in whole or in part by reference to Subordinate Voting Shares. The Compensation Committee will determine the terms and condition of such awards. No other stock-based Award will contain a purchase right or option-like exercise feature.

Proportionate Voting Share Awards

The Compensation Committee may, in its sole discretion, determine on the exercise or conversion of any Award that would otherwise result in a Participant receiving Proportionate Voting Shares, that such Participant will receive Subordinate Voting Shares in lieu of Proportionate Voting Shares. The number of Subordinate Voting Shares substituted for Proportionate Voting Shares will be determined by the Committee in its sole and reasonable discretion, based on (at the date hereof) a conversion ratio of 100 Subordinate Voting Shares for every one Proportionate Voting Share (or such exchange ratio as is in effect from time to time), and any exercise or conversion price applicable to such Award will be amended correspondingly.

Administration of the Equity Incentive Plan

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Equity Incentive Plan will be nontransferable except by will or by the laws of descent and distribution. No Participant will have any rights as a shareholder with respect to Subordinate Voting Shares covered by Company Options, Company SARs, restricted stock awards, Company RSUs or other stock-based awards, unless and until such Awards are settled in Subordinate Voting Shares.

No Company Option (or, if applicable, Company SARs) will be exercisable, no Subordinate Voting Shares will be issued, no certificates for Subordinate Voting Shares will be delivered and no payment will be made under the Equity Incentive Plan except in compliance with all applicable laws.

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The Board may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan and the Compensation Committee may amend any outstanding Award at any time; provided that: (i) such amendment, alteration, suspension, discontinuation, or termination will be subject to the approval of the Company’s shareholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Equity Incentive Plan (including, without limitation, as necessary to comply with any rules or requirements of any applicable securities exchange); and (ii) no such amendment or termination may adversely affect Awards then outstanding without the Award holder’s permission.

In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, takeover bid or tender offer, repurchase or exchange of Subordinate Voting Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company entering into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any (or a combination) of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided, however that the consummation of the event subsequently occurs):

●	termination of the Award, whether or not vested, in exchange for cash or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights;
●	the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion;
●	assumption of the Award by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
●	that the Award will be exercisable or payable or fully vested with respect to all Subordinate Voting Shares covered thereby, notwithstanding anything to the contrary in the applicable award agreement; or
●	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

STATEMENT OF NAMED EXECUTIVE OFFICER COMPENSATION

As an “emerging growth company,” Verano is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers”, who are the individuals who: (i) served as our principal executive officer; (ii) our two other most highly compensated executive officers other than the principal executive officer; and (iii) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers during the last completed fiscal year (the “NEOs”).

For 2021, our NEOs were:

●	George Archos, Chairman and Chief Executive Officer;
●	Darren Weiss, Secretary, Chief Operating Officer, and Chief Legal Officer; and
●	John Tipton, President.

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Oversight and Description of Director and Executive Officer Compensation

The Company’s compensation practices are designed to retain, motivate and reward its executive officers for their performance and contribution to the Company’s long-term success. The Board seeks to compensate the Company’s executive officers by combining cash and equity incentives. These practices are intended to reward the achievement of corporate and individual performance objectives, and to align executive officer incentives with shareholder value creation. The Board seeks to tie individual goals to the area of each executive officer’s primary responsibility. These goals may include the achievement of specific financial or business development goals. The Board also intends to set Company performance goals that reach across all business areas and include achievements in finance, business development and corporate development.

The Compensation Committee reviews the executive compensation arrangements for the Chief Executive Officer, President, Chief Operating Officer, Chief Legal Officer and General Counsel, Chief Financial Officer, Chief Investment Officer, Chief People Officer and other senior officers of the Company and makes recommendations regarding such executive compensation arrangements to the Board.

Benchmarking

The executive team is expected to establish an appropriate comparator group for purposes of setting the future compensation of executive officers.

Elements of Executive Officer Compensation

The compensation of executive officers is comprised of the following major elements: (i) base salary; (ii) an annual cash bonus; and (iii) Awards granted under the Equity Incentive Plan and any other equity plan that may be approved by the Board from time to time. These principal elements of compensation are described below, all of which are subject to the terms and conditions of any employment agreement an executive officer may have with the Company.

Base Salary

Base salaries are intended to provide an appropriate level of fixed compensation that will assist in employee retention and recruitment. Base salaries will be determined on an individual basis, taking into consideration the past, current and potential contribution to the Company’s success, each executive officer’s experience and expertise, the position and responsibilities of such executive officer, and competitive industry pay practices for other high growth, premium brand companies of similar size and revenue growth potential.

Annual Cash Bonus

Annual bonuses are awarded based on qualitative and quantitative performance standards and will reward performance of executive officers individually. The determination of an executive officer’s performance may vary from year to year depending on economic conditions and conditions in the cannabis industry and may be based on measures such as stock price performance, the meeting of financial targets against budget (such as adjusted funds from operations), the meeting of acquisition objectives and balance sheet performance.

Equity-Based Compensation

The Board may also decide to grant Awards pursuant to the Equity Incentive Plan and any other equity plan that may be approved by the Board from time to time.

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NEO Summary Compensation Table

The following table sets out all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by the Company to each NEO who performed such functions, in any capacity, during the financial years ended December 31, 2021 and December 31, 2020. All NEOs were paid in US dollars

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Archos,	2021	$367,694	$200,000	$15,342,890	$123,524	$—	$—	$14	$16,034,122
Chief Executive Officer and Chairman	2020	$475,000	$81,250	$—	$—	$—	$—	$—	$556,250
Darren Weiss,	2021	$336,664	$150,000	$13,826,901	$114,137	$—	$—	$14	$14,427,716
Chief Legal Officer and Chief Operating Officer	2020	$247,854	$64,687	$—	$—	$—	$—	$—	$312,541
John Tipton	2021	$156,796	$4,000,000	$1,000,000	$—	$15,500,000	$—	$14	$16,656,810
President	2020	$340,000	$250,000	$—	$—	$—	$—	$—	$590,000

(1)	For fiscal year 2020, amounts reflect: (i) with respect to Mr. Archos, compensation received from Verano LLC as Verano LLC’s Chairman and Chief Executive Officer prior to the consummation of the RTO; (ii) with respect to Mr. Weiss, compensation received from Verano LLC as Verano LLC’s General Counsel prior to the consummation of the RTO; and (iii) with respect to Mr. Tipton, compensation received from Plants of Ruskin as Plants of Ruskin’s Chief Executive Officer prior to the consummation of the RTO.

(2)	Amounts reflect the actual base salary earned by each NEO in the applicable fiscal year.

(3)	Amounts reflect Company RSUs granted to our NEOs under the Equity Incentive Plan, which vest: (i) with respect to approximately 13% of the Company RSUs, 25% on the 12-month anniversary of the date of grant and 25% on each 6-month anniversary thereafter; and (ii) with respect to approximately 87% of the Company RSUs, 33% on each 6-month anniversary of the date of grant.. Company RSUs entitle the holder to Proportionate Voting Shares, which are convertible into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share. The amounts assume conversion of all Proportionate Voting Shares underlying such Company RSUs into Subordinate Voting Shares at the conversion rate of 100 to one based on the average of the highest and lowest reported sale prices per Subordinate Voting Share on the CSE on the grant date as converted from Canadian dollars to US dollars based on the exchange rate published by the Bank of Canada on the day immediately preceding the grant date.

(4)	Amounts reflect Company Options granted to our NEOs under the Equity Incentive Plan, which vest 35% on the 12-month anniversary of the date of grant and 25% on each 6-month anniversary thereafter. The value of Company Options is equal to the aggregate grant date fair value computed in accordance with stock-based accounting rules (Stock Compensation Topic 718 of the ASC), excluding the effect of estimated forfeitures. Subject to payment of the applicable exercise price, Company Options entitle the holder to Proportionate Voting Shares, which are convertible into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share. The Company Options were granted with a per share exercise price equal to the fair market value of a Proportionate Voting Share on the date of grant. The values were calculated using a Black-Scholes option pricing model with weighted-average assumptions, as described in Note 11 to the 2021 consolidated financial statements of the Company included in this proxy statement.

(5)	Amounts for Mr. Tipton reflect four performance bonuses with a maximum aggregate payout of $15,500,000, each payable 41.379% in cash and 58.621% in Proportionate Voting Shares, based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions (such aggregate maximum amount, the “Tipton Performance Bonus”), pursuant to the Tipton Employment Agreement. Subject to the achievement of the applicable performance goals, 25% of the Tipton Performance Bonus is earned and payable following each of: (i) the first fiscal quarter of 2021; (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (iii) the first fiscal quarter of 2022; and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. In 2021, Mr. Tipton received 50% of the Tipton Performance Bonus in accordance with the Tipton Employment Agreement.

(6)	Amounts reflect basic life premiums paid by the Company for the benefit of our NEOs.

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Outstanding Equity Awards Table

The following table sets forth outstanding equity awards for the NEOs of the Company at fiscal 2021 year end.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#) (1)	Option Exercise Price (C$) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (6)
George Archos		0	8,843	C$24.10	2/18/2026	—	—	437,067	5,504,301

Darren Weiss		0	8,171	C$ 24.10	2/18/2026	—	—	392,434	4,942,205

John Tipton			—	C$ —	—	360,745	4,543,128	—	—

(1)	Amounts in this column reflect Proportionate Voting Shares underlying Company Options, as converted into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share.

(2)	The Company Options were granted with a per Proportionate Voting Share exercise price of C$3,060, which is equal to 100 times the applicable closing price of Subordinate Voting Shares on the CSE of C$30.60 on the grant date of February 18, 2021, as converted to US dollars based on the exchange rate published by the Bank of Canada on such date.

(3)	Amounts in this column reflect the portion of the Tipton Performance Bonus which are payable in Proportionate Voting Shares, assuming maximum performance, as converted into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share and determined using the closing sale price per Subordinate Voting Share on the CSE on December 31, 2021 of C$15.99, as converted to US dollars based on the exchange rate published by the Bank of Canada on such date.

(4)	Amounts in this column reflect the unvested portion of the Tipton Performance Bonus that is payable in Proportionate Voting Shares, assuming maximum performance.

(5)	Amounts in this column reflect Proportionate Voting Shares underlying Company RSUs, as converted into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share.

(6)	The market value of Company RSUs is equal to: (i) the closing sale price per Subordinate Voting Share on the CSE on December 31, 2021 of C$15.99, as converted to US dollars based on the exchange rate published by the Bank of Canada on such date, multiplied by (ii) the number of Subordinate Voting Shares issuable upon conversion of the Proportionate Voting Share underlying such Company RSU on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share.

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Employment Agreements with NEOs

Since the completion of the RTO, the Company has entered into employment agreements with our NEOs. The following are merely summaries of the relevant agreements the Company has with the NEOs.

George Archos, Chief Executive Officer and Chairman

On February 18, 2021, the Company entered into an employment agreement with George Archos in his capacity as Chief Executive Officer of the Company, for a period of three years, which was subsequently amended effective January 1, 2022, to increase the base salary payable to Mr. Archos thereunder (as amended, the “Archos Employment Agreement”). The Archos Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew.

Mr. Archos was initially entitled to a base annual salary of no less than $375,000, which amount was increased to $475,000 effective January 1, 2022. Mr. Archos is entitled to a cash bonus at the end of each calendar year in a targeted amount of $200,000 that is based upon the Company’s and the executive’s performance, and he is also eligible to receive awards of equity incentives granted pursuant to the Equity Incentive Plan.

The Archos Employment Agreement terminates upon Mr. Archos’ death or permanent disability or incapacity or may be terminated by the Company at any time with or without Cause (as defined in the Archos Employment Agreement). If the Archos Employment Agreement is terminated either by the Company for Cause or by Mr. Archos during the employment period, Mr. Archos will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the Archos Employment Agreement is terminated without Cause by the Company, then Mr. Archos will receive, for a period of ten consecutive months: (i) his base salary (prorated monthly); and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Archos applicable to the Company’s group health plans. If the Archos Employment Agreement is terminated as a result of Mr. Archos’ death, permanent disability or incapacity during the employment period, Mr. Archos’ representatives or beneficiaries will be entitled to receive the accrued obligations.

Under the Archos Employment Agreement, Mr. Acrhos is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant for a period terminating on the second anniversary of the termination date along with restrictive covenants regarding confidentiality and intellectual property.

Darren Weiss, Chief Operating Officer, Chief Legal Officer, General Counsel and Secretary

On February 18, 2021, the Company entered into an employment agreement with Darren Weiss in his capacity as Chief Legal Officer and General Counsel of the Company, for a period of three years, which was subsequently amended effective January 1, 2022, to add his capacity as Chief Operating Officer and Secretary of the Company and to increase the base salary payable to Mr. Weiss thereunder (as amended, the “Weiss Employment Agreement”). The Weiss Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew.

Mr. Weiss was initially entitled to a base annual salary of no less than $350,000, which amount was increased to $450,000 effective January 1, 2022. Mr. Weiss is entitled to a cash bonus at the end of each calendar year in a targeted amount of $150,000 that is based upon the Company’s and the executive’s performance, and he is also eligible to receive awards of equity incentives granted pursuant to the Equity Incentive Plan.

The Weiss Employment Agreement terminates upon Mr. Weiss’ death or permanent disability or incapacity or may be terminated by the Company at any time with or without Cause (as defined in the Weiss Employment Agreement). If the Weiss Employment Agreement is terminated either by the Company for Cause or by Mr. Weiss during the employment period, Mr. Weiss will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the Weiss Employment Agreement is terminated without Cause by the Company, then Mr. Weiss will receive, for a period of ten consecutive months: (i) his base salary (prorated monthly); and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Weiss applicable to the Company’s group health plans. If the Weiss Employment Agreement is terminated as a result of Mr. Weiss’ death, permanent disability or incapacity during the employment period, Mr. Weiss’ representatives or beneficiaries will be entitled to receive the accrued obligations.

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Under the Weiss Employment Agreement, Mr. Weiss is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant for a period terminating on the second anniversary of the termination date along with restrictive covenants regarding confidentiality and intellectual property.

John Tipton, President

On March 31, 2021, the Company entered into an employment agreement (the “Tipton Employment Agreement”) with John Tipton in his capacity as President of the Company for a period of two years. The Tipton Employment Agreement renews automatically following the initial two-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew.

Pursuant to the Tipton Employment Agreement, Mr. Tipton also received a signing bonus in the amount of $1,000,000 in cash. The Tipton Employment Agreement also provides for the Tipton Performance Bonus with a maximum payout of $15,500,000, payable 41.379% in cash and 58.621% in Proportionate Voting Shares, based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Subject to the achievement of the applicable performance goals, 25% of the Tipton Performance Bonus will be earned and payable following each of: (i) the first fiscal quarter of 2021; (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (iii) the first fiscal quarter of 2022; and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. Under the Tipton Performance Bonus, the number of Proportionate Voting Shares payable in respect of the applicable performance period will equal the volume weighted average price trading benchmark for the trading day that is the third business day prior to (and not including) the date of payment.

The Tipton Employment Agreement terminates upon Mr. Tipton’s death or permanent disability or incapacity or may be terminated by the Company at any time with or without Cause (as defined in the Tipton Employment Agreement). If the Tipton Employment Agreement is terminated either by the Company or by Mr. Tipton during the employment period, then Mr. Tipton will be entitled to receive his accrued obligations up to the termination date and unpaid performance bonuses. If the Tipton Employment Agreement is terminated as a result of Mr. Tipton’s death, permanent disability or incapacity during the employment period, Mr. Tipton’s representatives or beneficiaries will be entitled to receive the accrued obligations and any performance bonuses unpaid as of the termination date.

Under the Tipton Employment Agreement, Mr. Tipton is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant for a period terminating on the third anniversary of the termination date along with restrictive covenants regarding confidentiality and intellectual property.

Insider Trading Policies

Our policy on insider trading prohibits all of our employees who meet the criteria of “insiders”, including our NEOs, from engaging in short selling, hedging or offsetting transactions with respect to our securities.

Perquisites and Other Personal Benefits

We believe in providing only very limited perquisites and personal benefits to our NEOs. For 2021, none of our NEOs received perks in excess of $10,000.

Our NEOs are also eligible to participate, at their election, in the broad-based benefit and welfare plans as well as discounts on Company products and at Company dispensaries that are available to the Company’s employees generally.

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STATEMENT OF DIRECTOR COMPENSATION

Director Compensation

The following table sets forth all compensation paid, payable, awarded, given or otherwise provided, directly or indirectly, by the Company or any subsidiary of the Company, to the directors that served in such capacities for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earning ($)	All Other Compensation ($)	Total ($)
R. Michael Smullen (2)	$45,000	-	-	-	-	$14,600,000	$14,645,000
Edward Brown	$45,000	$630,500	-	-	-	-	$675,500
Cristina Nuñez	$45,000	$630,500	-	-	-	-	$675,500

(1)	Amounts reflect 500 Company RSUs granted on February 18, 2021 under the Equity Incentive Plan. Each Company RSU has a ten year term and entitles the holder to one Proportionate Voting Share convertible into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share, and vests in three equal increments on the six-, 12- and 18-month anniversaries of the date of grant. The amounts assume the exchange of all Proportionate Voting Share underlying such Company RSUs into Subordinate Voting Shares at the conversion rate of 100 to one based on the average of the highest and lowest reported sale prices per Subordinate Voting Share on the CSE on the grant date, as converted from Canadian dollars to US dollars based on the exchange rate published by the Bank of Canada on the day immediately preceding the grant date.

(2)	In addition to his service as a Director, Mr. Smullen served as the Executive Director of MÜV Enterprises for the year ended December 31, 2021. Pursuant to his employment agreement with the Company, dated March 31, 2021 (the “Smullen Employment Agreement”), Mr. Smullen received: (i) a base salary of $100,000; (ii) a signing bonus of $1,000,000 in cash; and (iii) four performance bonuses with a maximum aggregate payout of $13,500,000, each payable 61.111% in cash and 38.889% in Proportionate Voting Shares, based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions (such aggregate maximum amount, the “Smullen Performance Bonus”). Subject to the achievement of the applicable performance goals, 25% of the Smullen Performance Bonus is earned and payable following each of: (i) the first fiscal quarter of 2021; (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (iii) the first fiscal quarter of 2022; and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. In 2021, Mr. Smullen received 50% of the Smullen Performance Bonus.

Elements of Director Compensation

The Compensation Committee reviews the compensation arrangements for our directors. All of our independent directors are paid the same compensation. Mr. Smullen also received the same cash compensation as the independent directors for his services as a Director in addition to his compensation for his services as the Executive Director of MÜV Enterprises for the year ended December 31, 2021. Mr. Archos does not receive any compensation for his services as a Director.

Director Fees

During 2021, the cash and equity compensation program for our independent directors consisted of the following:

●	an annual cash fee of $45,000, paid in equal installments quarterly; and
●	a grant of 500 Company RSUs, entitling the holder to one Proportionate Voting Share for each Company RSU, which are convertible into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share. The Company RSUs vest in three equal portions on the six-, 12- and 18-month anniversaries of the date of grant.

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All directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the Board, committees of the Board or meetings of the shareholders of the Company. In addition, the Company maintains directors and officers insurance for the benefit of its directors.

Employment Agreement with R. Michael Smullen

On March 31, 2021, the Company entered into an employment agreement (the “Smullen Employment Agreement”) with R. Michael Smullen in his capacity as Executive Director of MÜV Enterprises for a period of two years. The Smullen Employment Agreement renews automatically following the initial two-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew.

Pursuant to the Smullen Employment Agreement, Mr. Smullen is entitled to a base annual salary of no less than $100,000 and received a signing bonus in the amount of $1,000,000 in cash. The Smullen Employment Agreement also provides for the Smullen Performance Bonus with a maximum payout of $13,500,000, payable 61.111% in cash and 38.889% in Proportionate Voting Shares, based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Subject to the achievement of the applicable performance goals, 25% of the Smullen Performance Bonus will be earned and payable following each of: (i) the first fiscal quarter of 2021; (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (iii) the first fiscal quarter of 2022; and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. Under the Smullen Performance Bonus, the number of Proportionate Voting Shares payable in respect of the applicable performance period will equal the volume weighted average price trading benchmark for the trading day that is the third business day prior to (and not including) the date of payment.

The Smullen Employment Agreement terminates upon Mr. Smullen’s death or permanent disability or incapacity or may be terminated by the Company at any time with or without Cause (as defined in the Smullen Employment Agreement). If the Smullen Employment Agreement is terminated either by the Company or by Mr. Smullen during the employment period, then Mr. Smullen will be entitled to receive his accrued obligations up to the termination date and unpaid performance bonuses. If the Smullen Employment Agreement is terminated as a result of Mr. Smullen’s death, permanent disability or incapacity during the employment period, Mr. Smullen’s representatives or beneficiaries will be entitled to receive the accrued obligations and any performance bonuses unpaid as of the termination date.

Under the Smullen Employment Agreement, Mr. Smullen is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant for a period terminating on the third anniversary of the termination date along with restrictive covenants regarding confidentiality and intellectual property.

Interlocks and Insider Participation

During fiscal year 2021, Cristina Nunez (Chair) and Edward Brown served as members of the Compensation Committee. Neither of Ms. Nunez or Mr. Brown has relationships requiring disclosure with respect to related party transactions, as described above under heading “Proposal No. 2—Election of Directors, Certain Relationships and Related Transactions”.

None of our executive officers served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director or on the Compensation Committee, during fiscal 2021. None of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, during fiscal 2021.

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EXPENSES OF SOLICITATION

All costs incurred in the solicitation of proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Shares held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Other than as set forth in this proxy statement, no person who has been a director or senior officer of the Company at any time since the beginning of the last financial year, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Other than as set forth in this proxy statement, no director, director nominee, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Company’s most recently completed financial year.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth in this proxy statement, no informed person, no director of the Company and no associate or affiliate of any informed person or director has any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

ADDITIONAL INFORMATION AVAILABLE

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the SEC and by the Canadian Securities Administrators under NI 54-101, we may furnish our proxy statement and annual report to shareholders of record by providing access to those documents via the Internet instead of mailing printed copies. The Notice of Meeting you received regarding the Internet availability of our proxy materials provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.

Websites Where Proxy Materials Are Posted

Proxy materials can be viewed online under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

The proxy statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, the Notice of Meeting. Additional information about the Company and its consolidated financial statements are also available under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

OTHER BUSINESS

As of the date of this proxy statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the shareholders properly come before the Meeting or any adjournment thereof, the enclosed proxy confers upon the persons named in and entitled to vote the Shares represented by such proxy discretionary authority to vote the shares represented by such proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed proxy also may, if it is deemed advisable, vote such proxy to adjourn the Meeting from time to time.

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APPROVAL

The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.

DATED as of July 5, 2022
By Order of the Board of Directors

/s/ George Archos
George Archos
Chief Executive Officer and Chairman

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VERANO HOLDINGS CORP.

(the “Issuer”)

Request for Financial Statements

Fiscal Year: December 31, 2022

In accordance with National Instrument 51-102 – Continuous Disclosure Obligations, beneficial shareholders may elect annually to receive interim (quarterly) financial statements and corresponding management discussion and analysis (“MD&A”) and/or annual financial statements and corresponding MD&A. If you wish to receive these documents by mail or email, please return this completed form to:

Odyssey Trust Company

Stock Exchange Tower

1230, 300 - 5th Avenue SW

Calgary, Alberta T2P 3C4

Canada

Rather than receiving the financial statements by mail, you may choose to view these documents on the SEDAR website at www.sedar.com.

PLEASE PRINT CLEARLY IN BLOCK LETTERS

SHAREHOLDER REGISTRATION (Please provide the name in which your shares are currently registered)

Street Address

City	Prov/State	Postal/Zip Code

Country (if not Canada or the USA)	Email Address

If this is an Address Change, please check the box below and provide your former address.

Please send me the following:

☐	Annual Financial Statements with MD&A
(Mark this box if you would like to receive the Annual Financial Statements and related MD&A)

☐	Interim Financial Statements with MD&A
(Mark this box if you would like to receive the Interim Financial Statements and related MD&A)

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Issuer’s Mailing List in respect to its annual and/or interim financial statements and MD&A for the current financial year. If I have provided my email address above, I hereby consent to its use for the delivery by the Issuer or its agent of annual and/or interim financial statements by email.

SIGNED:		DATE:
(Signature of Shareholder)

PRIVACY NOTICE: At Odyssey Trust Company, we take your privacy seriously. In the course of providing services to you we receive non-public, personal information about you. We receive this information through transactions we perform for you and through other communications with you. We may also receive information about you by virtue of your transactions with affiliates of Odyssey Trust Company or other parties. This information may include your name, social insurance number, stock/unit ownership information and other financial information. With respect to both to current and former securityholders, Odyssey Trust Company does not share non-public personal information with any non-affiliated third party except as necessary to process a transaction, service your account or as permitted by law. Our affiliates and outside service providers with whom we share information are legally bound not to disclose the information in any manner, unless permitted by law or other governmental process. We strive to restrict access to your personal information to those employees who need to know the information to provide our services to you, and we maintain physical, electronic and procedural safeguards to protect your personal information. Odyssey Trust Company realizes that you entrust us with confidential personal and financial information and we take that trust very seriously. By providing your personal information to us and signing this form, we will assume, unless we hear from you to the contrary, that you have consented and are consenting to this use and disclosure. A complete copy of our Privacy Code may be accessed at www.odysseytrust.com or you may request a copy in writing to Chief Privacy Officer, 350 – 409 Granville St, Vancouver, BC V6C 1T2.

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SCHEDULE “A”

AUDIT COMMITTEE CHARTER

As amended and restated as of June 24, 2022

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Verano Holdings Corp. (the “Company”) is to:

(1)	assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with financial, legal and regulatory requirements, (c) the independent auditor’s qualifications, independence and performance, and (d) the design, implementation and performance of the Company’s internal audit function;

(2)	prepare the Committee’s report to be included in the Company’s annual proxy statement (the “Audit Committee Report”); and

(3)	advise and consult with management and the Board regarding the financial affairs of the Company.

Composition

Size. The Committee will consist of a number of members as determined by the Board from time to time, subject to the applicable requirements, including the phase in rules, of the U.S. Securities and Exchange Commission (“SEC”), the Canadian Securities Administrators (“CSA”), Nasdaq Stock Market (“NASDAQ”) and the Canadian Securities Exchange (“CSE”).

Qualifications. Each Committee member must have all of the following qualifications:

(1)	Independence. Each Committee member must meet the independence criteria of:

(a)	the NASDAQ rules, subject to the applicable NASDAQ phase-in rules,

(b)	Section 301 of the Sarbanes-Oxley Act of 2002 (“SOX”), and the rules promulgated thereunder by the SEC, including Rule 10A-3 of the Securities Exchange Act of 1934, subject to the applicable SEC phase-in rules,

(c)	the CSA rules,

(d)	the CSE rules and

(e)	any other applicable legal requirements.

(2)	Financial Literacy and Expertise. Each Committee member must be financially literate (within the meaning of NASDAQ rules and National Instrument 52-110) or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, the Committee will comply with SEC and NASDAQ rules, including phase-in rules, regarding one or more members of the Committee being an audit committee financial expert within the meaning of Section 407 of SOX and the rules promulgated thereunder by the SEC. The Board will determine, in its business judgment, whether a member is financially literate and whether at least one member has the requisite accounting or financial expertise and meets the financial expert criteria.

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(3)	Compensation. Each Committee member may only receive as compensation from the Company (a) director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee) and (b) pension payments or other deferred compensation, provided that such compensation is not in any way contingent on continued service.

(4)	Limitation on Service on Other Public Company Audit Committees. If a Committee member simultaneously serves on the audit committee of more than three public companies (including the Company), the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. The Company will disclose any such determination on its website or in its annual proxy statement or as otherwise required by law or regulation.

Selection. The Board will select the members and the Chair of the Committee. Each Committee member and Chair will serve at the pleasure of the Board and for such term as the Board may decide or until such Committee member is no longer a Board member.

Duties and Responsibilities

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements. The independent auditor reports directly to the Committee.

The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The duties and responsibilities of the Committee include the following:

Independent Auditors

(1)	Retain the Independent Auditor. The Committee has the sole authority to:

(a)	retain and terminate the Company’s independent auditor,

(b)	approve all audit engagement fees, terms and services, and

(c)	approve any non-audit engagements with the Company’s independent auditor.

The Committee will exercise this authority in a manner consistent with the requirements of the CSA and Sections 201, 202 and 301 of SOX and the rules promulgated thereunder by the SEC.

(2)	Establish Guidelines and Procedures for Approval of Non-audit, Audit, Audit-Related, Tax and Other Services. The Committee will approve guidelines for the retention of and fees paid to the independent auditor for any non-audit services and establish procedures for the advanced approval of audit, audit-related, tax, and other services provided to the Company by the independent auditor. The Committee may delegate the authority to grant any pre-approvals to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

(3)	Review and Discuss the Auditor’s Quality Control. The Committee will, at least annually, obtain, review and discuss a report by the independent auditor describing:

(a)	the audit firm’s internal quality-control procedures,

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(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and

(c)	any steps taken to deal with any such issues.

(4)	Review and Discuss the Independence of the Auditor. In connection with the retention of the Company’s independent auditor, the Committee will, at least annually, review and discuss the information provided by management and the auditor relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditor.

The Committee is responsible for:

(a)	ensuring that the independent auditor submits at least annually to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with applicable independence standards,

(b)	actively engaging in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor, and

(c)	taking appropriate action in response to the auditor’s report to satisfy itself of the auditor’s independence.

(5)	Rotation of Lead Audit Partner and Evaluate Rotation of the Audit Firm. The Committee will, at least annually, review and evaluate the lead partner of the independent auditor and take such steps as may be required by law with respect to the regular rotation of the audit partner serving on the Company’s audit engagement team. The Committee will further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

(6)	Set Hiring Policies. The Committee will determine hiring policies for employees or former employees of the independent auditor, which include the restrictions set forth in Section 206 of SOX and the rules promulgated thereunder by the SEC and any requirements of the CSA.

(7)	Review and Discuss the Audit Plan. The Committee will review and discuss with the independent auditor the plan for, and the scope of, the annual audit and other examinations, including responsibilities, the adequacy of staffing and the audit budget.

(8)	Review and Discuss Conduct of the Audit. The Committee will regularly review and discuss with the independent auditor the matters required to be discussed pursuant to applicable auditing standards, relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including:

(a)	any restrictions on audit scope or on access to requested information;

(b)	any disagreements with management; and

(c)	significant issues discussed with the independent auditor’s national office.

The Committee will decide all unresolved disagreements between management and the independent auditor regarding financial reporting. Among the items the Committee may want to review with the independent auditor are: any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise); any communications between the Company’s audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

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Financial Statements, Financial Reporting and Internal Controls

(9)	Review and Discuss Financial Statements and Disclosures. The Committee will meet to review and discuss with appropriate officers of the Company and the independent auditor the annual audited and quarterly financial statements of the Company, including:

(a)	the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations, as required by the CSA, the CSE and the SEC, and

(b)	the applicable disclosures regarding internal controls and other matters required to be reported to the Committee under applicable legal, regulatory and CSE or NASDAQ requirements.

The Committee will make a recommendation to the Board whether or not the annual audited financial statements should be filed with the CSA, the CSE and included in the Company’s Form 10-K for the last fiscal year for filing with the SEC.

(10)	Review and Discuss the Audit Results. The Committee will review and discuss with the independent auditor:

(a)	the report of its annual audit, or proposed report of its annual audit,

(b)	material written communications between the independent auditor and management provided by the independent auditor to the Committee,

(c)	the reports of its reviews of the Company’s interim financial statements, and

(d)	the reports of the results of such other examinations outside of the course of the independent auditor’s normal audit procedures that the independent auditor may from time to time undertake.

The foregoing includes the reports required by the CSA, the CSE and Section 204 of SOX and the rules promulgated thereunder by the SEC and, as appropriate, a review of:

(A)	major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and (ii) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies,

(B)	analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative U.S. Generally Accepted Accounting Principles (“GAAP”) methods on the financial statements, and

(C)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

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(11)	Obtain Assurances Regarding Illegal Acts. The Committee will obtain assurance from the independent auditor that in the course of conducting the audit, there have been no illegal acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under the rules of the CSA, the CSE or Section 10A(b) of the Exchange Act. Notwithstanding the foregoing, conducting cannabis operations in violation of U.S. federal law will not be deemed to require such assurances with respect to applicable U.S. federal laws..

(12)	Review and Discuss Earnings Releases. The Committee will review and discuss earnings and other financial press releases, including the type and the form of presentation of information to be included in the Company’s press releases, as well as the financial information and any earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

(13)	Non-GAAP Financial Measures. The Committee will review and discuss the type and the form of presentation of non-GAAP financial measures to be included in the Company’s filings with the CSA, the SEC or the CSE, including in earnings releases and investor presentations.

Internal Audit Function

(14)	Internal Audit Function. The Committee will review and discuss with management the establishment and design of an internal audit function for the Company.

(15)	Establish and Assess Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee will establish and periodically assess the Company’s procedures for:

(a)	the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and

(b)	the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters as required by Section 301 of SOX and the rules promulgated thereunder by the SEC.

The Committee will discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies.

(16)	Discuss with Chief Legal Officer Matters Regarding Financial Statements or Compliance Policies. The Committee will discuss legal matters that may have a material impact on the financial statements or the Company’s compliance policies with the Company’s Chief Legal Officer or outside legal counsel.

(17)	Review and Discuss Internal Audit Plans. The Committee will review and discuss with the Chief Financial Officer and others who may be designated as being responsible for the internal audit function the plans for and the scope of internal audit activities. The Committee will also review periodically the design, objective changes or resource updates regarding the internal audit function.

(18)	Review and Discuss Internal Audit Reports. The Committee will review and discuss with those who may be designated as responsible for the internal audit function the annual report of the internal audit activities, examinations and results thereof if such report is required by the SEC, the CSA or other applicable law. The Committee should also periodically review with those who may be designated as responsible for the internal audit function any significant difficulties, disagreements with management, or scope restrictions encountered.

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(19)	Review and Discuss the Systems of Internal Accounting Controls. The Committee will review and discuss with the independent auditor, the Chief Financial Officer, those who may be designated as responsible for the internal audit function, the Chief Legal Officer and, if and to the extent deemed appropriate by the Chair of the Committee, members of their respective staffs, the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices, including as may be applicable the disclosures regarding internal controls and matters required to be reported to the Committee by the CSA or Sections 302 and 404 of SOX and the rules promulgated thereunder by the SEC.

(20)	Review and Discuss the Recommendations of the Independent Auditor. The Committee will review and discuss with the Chief Financial Officer and those who may be designated as responsible for the internal audit function recommendations made by the independent auditor and those who may be designated as responsible for the internal audit function, as well as such other matters, if any, as such persons or management of the Company may desire to bring to the attention of the Committee.

Ethical and Legal Compliance and Risk Management

(21)	Discuss Risk Management Policies. The Committee will coordinate with and assist the Board in overseeing the Company’s management of risk, including the Company’s processes for identifying, reporting and managing risks. The Committee will discuss risk assessment and risk management with respect to the Company’s exposure to risk. In particular, the Committee will review and discuss the process by which management of the Company assesses and manages risks and will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. Where the Board as a whole (directly or through other Board committees) has processes in place to oversee the management and assessment of non-financial risks, then the Committee need not replace them but may review said processes in a general manner in its discretion.

(22)	Obtain Reports Regarding Conformity with Legal Requirements and the Company’s Code of Business Conduct and Ethics. The Committee will periodically obtain reports from management and the independent auditor that the Company is in conformity with applicable legal requirements and the Company’s policies regarding business conduct and ethics, including matters with a significant impact on the Company’s financial statements. The Committee should periodically advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s policies regarding business conduct and ethics.

(23)	Discuss Legal Affairs. The Committee will periodically discuss with management and the independent auditor the Company’s legal affairs, including:

(a)	any actions taken by, and correspondence with, any governmental authorities,

(b)	any governmental matters that may have a material impact on the Company and

(c)	any other significant outstanding legal matters involving the Company or any its subsidiaries that may have a material impact on the Company’s financial statements or the Company’s compliance policies.

(24)	Perform Functions of a Qualified Legal Compliance Committee. The Committee will also function as a qualified legal compliance committee (a “QLCC”) within the meaning of SEC rules governing the conduct of attorneys appearing and practicing before the SEC. In its capacity as a QLCC, the Committee will receive any reports of material violations of the securities laws, breach of fiduciary duty or other statutory duties or similar violations governed by such rule from attorneys representing the Company, including in-house counsel (“QLCC Reports”). The Committee may take such actions as may be permitted or required of a QLCC under applicable law, which may include the making of inquiries and investigations in response to any QLCC Reports, directing the Company to take such remedial action as the Committee deems necessary or appropriate, and providing such notifications to the SEC as may be required by law.

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Other

(25)	Prepare Audit Committee Report. The Committee will prepare, with the assistance of management, the independent auditor and outside legal counsel, the Audit Committee Report to be included in the Company’s annual proxy statement and circular to be distributed to the Company’s shareholders.

(26)	Board Reports. The Committee will report its actions and any recommendations to the Board after each Committee meeting. The Committee will review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with financial, legal or regulatory requirements, the performance and independence of the Company’s independent auditor, or the internal audit function.

(27)	Review and Discuss Other Matters. The Committee will review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above. Additionally, the Committee will advise and consult with management and the Board from time to time in their discretion or as requested by management or the Board on other financial issues affecting the Company including matters such as capital structure, dividend policy, credit ratings and pension obligations.

Meetings

The Committee will meet as frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair will, in consultation with the other members of the Committee, the Company’s independent auditor and the appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a Committee meeting at any time. A majority of the number of Committee members will constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company’s articles. The Committee Chair will supervise the conduct of the meetings and will have other responsibilities as the Committee may specify from time to time.

The Committee may request any officer of the Company or any representative of the Company’s advisers or independent auditor to attend a meeting of the Committee or to meet with any members or representatives of the Committee. The Committee will meet with the Company’s management, any persons who may be designated as responsible for the internal audit function and the independent auditor periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditor or such other persons believe should be discussed privately.

Action by Written Consent

Subject to the Company’s Articles and British Columbia and other applicable laws, in lieu of a meeting the Committee may carry out its responsibilities under this Charter by written consent, provided that such consent is signed by all members of the Committee.

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Delegation

The Committee may, in its discretion, delegate specific duties and responsibilities to a subcommittee or an individual Committee member, to the extent permitted by applicable law.

Resources and Authority

The Committee will have the appropriate resources and authority to discharge its responsibilities and carry out its duties as required by law, including the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisers, experts or consultants as it determines necessary or appropriate to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

The Company will provide for appropriate funding, as determined by the Committee, for payment of:

(a)	compensation to the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company,

(b)	compensation to independent counsel and any other advisors, experts or consultants employed by the Committee, and

(c)	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Annual Review

At least annually, the Committee will:

(a)	review this Charter with the Board and recommend any changes to the Board, and

(b)	evaluate its performance against the requirements of this Charter and review this evaluation with the Board.

The evaluation will include the goals and objectives of the Committee for the upcoming year. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

Other

For purposes of this Charter, the terms “management,” “officers,” “Chief Legal Officer,” “those that may be designated as responsible for the internal audit function” and “in house counsel” include individuals that are employed by a subsidiary or affiliate of the Company.

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SCHEDULE “B”

AUDITOR’S REPORTING PACKAGE

VERANO HOLDINGS CORP.

NOTICE OF CHANGE OF AUDITORS

TO: British Columbia Securities Commission
Alberta Securities Commission
Financial and Consumer Affairs Authority of Saskatchewan
The Manitoba Securities Commission
Ontario Securities Commission
Autorité des marchés financiers
New Brunswick Financial and Consumer Services Commission
Nova Scotia Securities Commission
Office of the Superintendent of Securities, Prince Edward Island
Office of the Superintendent of Securities, Service Newfoundland and Labrador
Office of the Superintendent of Securities, Northwest Territories
Office of the Yukon Superintendent of Securities
Nunavut Securities Office

AND TO: Macias Gini & O'Connell LLP
Baker Tilly US, LLP

Verano Holdings Corp. (the "**Corporation**"), gives the following notice in accordance with section 4.11 of National Instrument 51-102 - *Continuous Disclosure Obligations* ("**NI 51-102**"):

1. Macias Gini & O'Connell LLP has resigned as auditor of the Corporation at the request of the Corporation effective June 25, 2021.

2. The request that Macias Gini & O'Connell LLP resign as auditor of the Corporation and the decision to appoint Baker Tilly US, LLP, as successor auditor have been considered and approved by the Audit Committee and the Board of Directors of the Corporation.

3. The auditor's reports of Macias Gini & O'Connell LLP, on the consolidated financial statements of Verano Holdings, LLC for the fiscal years ended December 31, 2020 and 2019, respectively, and for the period commencing on January 1, 2019 and ending on the date of resignation did not express a modified opinion.

4. In the opinion of the Corporation, no "reportable event" as defined in NI 51-102 has occurred.

5. The contents of this Notice and letters written by the predecessor auditor, Macias Gini & O'Connell LLP and the successor auditor, Baker Tilly US, LLP addressed to the applicable Canadian securities regulatory authorities pursuant to s. 4.11(5) and 4.11(6) of NI 51-102 have been reviewed by the Audit Committee and the Board of Directors.

Dated June 29, 2021

VERANO HOLDINGS CORP.

Per: *"Brian Ward"*

Name: Brian Ward
Title: Chief Financial Officer

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Baker Tilly US, LLP
18500 Von Karman Ave; 10th Fl.
Irvine, CA 92612
United States of America

T: +1 (949) 222 2999
F: +1 (949) 222 2989

bakertilly.com

June 29, 2021

British Columbia Securities Commission
Alberta Securities Commission
Financial and Consumer Affairs Authority of Saskatchewan
The Manitoba Securities Commission
Ontario Securities Commission
Autorité des marchés financiers (Québec)
Financial and Consumer Services Commission (New Brunswick)
Nova Scotia Securities Commission
Office of the Superintendent of Securities, Service Newfoundland & Labrador
Office of the Superintendent of Securities, Government of Prince Edward Island
Office of the Superintendent of Securities, Northwest Territories
Office of the Yukon Superintendent of Securities
Nunavut Securities Office

Dear Sirs / Mesdames

Re: Verano Holdings Corp. (the "Company")

Notice Pursuant to NI 51 – 102 of Change of Auditor

In accordance with National Instrument 51-102, we have read the Company's Change of Auditor Notice dated June 29, 2021 and agree with the information contained therein, based upon our knowledge of the information at this date.

Should you require clarification or further information, please do not hesitate to contact the writer.

Yours very truly,

BAKER TILLY US, LLP

Baker Tilly US, LLP

Baker Tilly US, LLP, trading as Baker Tilly, is a member of the global network of Baker Tilly International Ltd., the members of which are separate and independent legal entities. © 2020 Baker Tilly US, LLP

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MGO Certified Public Accountants

June 29, 2021

British Columbia Securities Commission
Alberta Securities Commission
Financial and Consumer Affairs Authority of Saskatchewan
The Manitoba Securities Commission
Ontario Securities Commission
Autorité des marchés financiers (Québec)
Financial and Consumer Services Commission (New Brunswick)
Nova Scotia Securities Commission
Office of the Superintendent of Securities, Service Newfoundland & Labrador
Office of the Superintendent of Securities, Government of Prince Edward Island
Office of the Superintendent of Securities, Northwest Territories
Office of the Yukon Superintendent of Securities
Nunavut Securities Office

As required by National Instrument 51-102 – Continuous Disclosure Obligations, we have reviewed the information contained in the notice of change of auditor (the "Notice") for Verano Holdings Corp. dated June 29, 2021 and, based upon our knowledge of the circumstances at this time, we do not disagree with the information contained in the Notice.

Very truly yours,

Macias Gini & O'Connell LLP

Macias Gini & O'Connell LLP
155 North Wacker Drive, Suite 4350
Chicago, IL 60606

www.mgocpa.com

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VERANO™

ODYSSEY
Stock Exchange Tower
1230, 300 5th Ave SW
Calgary, AB T2P 3C4

Form of Proxy – Annual General Meeting to be held on August 3, 2022

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Verano Holdings Corp.** hereby appoint **Darren Weiss** or failing this person, **George Archos**.

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

☐

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Shareholders of Verano Holdings Corp. The Meeting will be held in a virtual, audio only, online format conducted via live webcast online at: https://web.lumiagm.com/#/239900896 on August 3, 2022 at 9:30 a.m (Central Daylight Time), or at any adjournment thereof.

1. **Number of Directors.** To fix the number of directors of the Corporation to be elected at the meeting at four (4).	For ☐	Against ☐

2. **Election of Directors.**

	For	Withhold
a. **George Archos**	☐	☐
b. **R. Michael Smullen**	☐	☐
c. **Edward Brown**	☐	☐
d. **Cristina Nuñez**	☐	☐

3. **Appointment of Auditors.** To re-appointment Baker Tilly US, LLP (“Baker Tilly”), as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement.	For ☐	Withhold ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this Proxy will be voted as recommended by Management.**

Signature(s):

____

____

Date

/ /
MM / DD / YY

Interim Financial Statements – Check the box to the right if you would like to **RECEIVE** Interim Financial Statements and accompanying Management’s Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

Annual Financial Statements – Check the box to the right if you would like to **RECEIVE** the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. ☐

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This form of proxy is solicited by and on behalf of Management.
Proxies must be received by 9:30 A.M., (Central Daylight Time), on July 29, 2022.
Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the **Annual General Meeting**. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.

2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING. PROXIES MUST BE SUBMITTED BY 9:30 A.M., (CENTRAL DAYLIGHT TIME), ON JULY 29, 2022:

X VOTE PROXY

To Vote Your Proxy Online please visit:

https://login.odysseytrust.com/pxlogin

You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at info@odysseytrust.com.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

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